PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (the "Agreement") is made and entered into this 17th day of April, 2012, by and between **BLUERIDGE PETROLEUM CORPORATION**, a Colorado corporation, and the other seller parties listed below (together, the "Seller") and **CIRCLE STAR ENERGY CORP.**, a Nevada corporation (the "Purchaser").

RECITALS

WHEREAS, Seller desires to sell, without warranty of title, either expressed or implied, all of its right, title and working interest in and to those certain Oil and Gas Leases, containing approximately 42,467 net acres, more or less, situated in Rawlins (17,168 acres), Sheridan (12,518 acres) and Graham (12,781 acres) Counties, Kansas, described more fully in **Exhibit A**, attached hereto and made a part hereof (the "Leaseholds"); and,

WHEREAS, Seller desires to sell, and Purchaser agrees to purchase, all of Seller's rights, title and working interests in and to Leaseholds, without warranty of title, either expressed or implied, for the purchase price hereinafter set forth, and subject to the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the promises and mutual obligations of the parties contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be bound, hereby agree to incorporate the Recitals as if fully rewritten in this Agreement, and further agree as follows:

AGREEMENT

1. **PURCHASE AND SALE.** Seller hereby agrees to sell, and Purchaser hereby agrees to purchase, all of Seller's right, title and working interests in and to the Leaseholds, without warranty of title, either expressed or implied, for the purchase price set forth below and subject to the terms and conditions set forth herein.

2. **CONSIDERATION TO BE PAID BY PURCHASER.** Within 5 business days of the execution of this Agreement, Purchaser shall deposit with the Escrow Agent the sum of Fifty Thousand U.S. Dollars ($50,000.00) as earnest money to bind this sale (the "Earnest Money"). Purchaser acknowledges and agrees that the Earnest Money is reasonable with respect to the total Purchase Price and the time the Leaseholds will remain off the market on account of this Agreement. If Purchaser fails to comply with the material terms and conditions of this Agreement, the Earnest Money shall be retained by Seller as consideration paid to leave Seller's irrevocable and exclusive offer open to Purchaser through the Closing Date and shall not act as a credit to the Purchase Price or towards the purchase of the Leaseholds. At the time of closing, Purchaser further agrees to pay to Seller the following additional consideration:

   (a) The purchase price ("Purchase Price") for the Leaseholds is One Hundred Twenty Five U. S. Dollars ($125.00) per net acre, or a total of Five Million Three Hundred and Eight Thousand Three Hundred and Seventy-five U.S. Dollars ($5,308,375.00), said sum to be paid in cash at closing, reduced by the $50,000.00 Earnest Money provided for hereinabove, resulting in a net Purchase Price of $5,258,375.00. Payment from Purchaser will be wired to the Escrow Agent identified herein.

(b) In addition to the monetary consideration stated above, Purchaser shall also issue to Seller at closing a total of Four Hundred Thousand (400,000) shares of common stock in Purchaser.

(c) As consideration for the transfer of the sole producing property, known as the "Schoen Trust #2-22" well and lease and described on **Exhibit A**, attached hereto, Purchaser shall issue to Seller an additional 160,000 shares of the common stock of Purchaser.

3. **LEASEHOLDS.** The Leaseholds consist of all of Seller's working interests in and to the Leaseholds, representing no less than a one hundred percent (100%) working interest. The Leaseholds being acquired by Purchaser are subject to landowner's royalty interests and overriding royalty interests reserved by the lessors and other parties, which collectively shall equal 18.75% of 8/8ths and the Leaseholds, causing Purchaser to be delivered a net revenue interest of 81.25% in each lease. In the event that the net revenue interest under any oil and gas lease is less than 81.25%, then the overriding royalty interest to be retained by Seller shall be reduced proportionately to cause Purchaser to be delivered an 81.25% net revenue interest. The Seller represents to Purchaser that 95% of the leases described on **Exhibit A** attached hereto have a remaining primary term, or period of effectiveness, of no less than two years or have the ability to be extended from the date of Purchaser's execution of this Agreement. Further, if any oil and gas lease covers less than 100% of the mineral estate or should it be determined that the Seller's interest in the Lease is less than 100%, then the Purchase Price payable shall be reduced to the extent that less than 100% of the mineral acres are included in the sale, for a particular lease or leases. Seller also agrees to transfer license to all seismic data it holds on the acreage to be assigned. Said seismic data covering approximately 25,600 acres (40 sections) with 3,840 acres located in Sheridan County, 4,400 acres located in Graham County, 12,640 acres located in Decatur County and 4,720 acres located in Norton County). License to the seismic data will only be granted on the leasehold acquired and will not apply to the seismic data in Decatur and Norton Counties unless Purchaser exercises its option as provided for in Paragraph 11.

4. **ESCROW AGENT.** Seller and Purchaser hereby appoint, pursuant to that certain Escrow Agreement attached hereto as **Exhibit B** and made a part hereof, Community Bank of the Midwest, whose mailing address is P. O. Box 424, Ness City, Kansas 67560, to act as escrow agent for the purpose of closing the Transaction herein (the "Escrow Agent") and holding the earnest money deposit to be paid by Purchaser.

5. **ASSIGNMENT.** Seller shall prepare and make available copies of leasehold assignments to Purchaser at least 3 days prior to closing, describing the oil and gas leasehold interests described on **Exhibit A**, attached hereto. The Assignment will be consistent with the terms of this Agreement. Seller shall execute the Assignments in counterpart and deliver the original assignments to the Escrow Agent. The Assignment will be substantially in the format shown on **Exhibit C** attached hereto.

6. **EXPENSES OF PURCHASER.** Purchaser will pay for the following expenses relative to this Transaction: (i) all costs and expenses of recording the Assignment; (ii) its own financing expenses, if any; (iii) its own attorneys' fees; and (iv) all costs and expenses relating to conveyance fees or taxes, if applicable.

7. **EXPENSES OF SELLER.** Seller shall pay for the following expenses relative to this Transaction: (i) its own attorneys' fees; and (ii) all of the Escrow Agent's fees incurred in performing its duties under this Agreement and the Escrow Agreement. Additionally, Seller shall be responsible to separately compensate its agents for any commissions or finder's fees.

8. **EFFECTIVE DATE.** The effective date of this Agreement for the transfer of title to the leases shall be at 7:00 A.M., July 1, 2012, ("effective date"). Seller shall be entitled to receive all proceeds for production occurring before the effective date, and Purchaser shall be entitled to all proceeds for production occurring after the effective date. All oil in the stock tanks above the tank battery connection as calculated using the last sale from each perspective tank at 7:00 A.M., on July 1, 2012, shall remain the property of the Seller and shall be credited to the Seller at closing using Kansas Common, June 2012, posting price for National Cooperative Refinery Association, plus Seller's bonus. All costs and expenses incurred for operations in any way attributable to the properties on **Exhibit A** after the effective date will be paid by Purchaser. All costs and expenses incurred for operations in any way attributable to the properties before the effective date will be paid by Seller. Any invoices paid by Seller for operations after the effective date will be reimbursed by Purchaser and any revenue received by Seller for sales after the effective date will be credited to Purchaser.

9. **PROPERTY TAXES.** Ad valorem property taxes for the producing lease, known as the "Schoen Trust #2-22" shall be prorated, 6/12ths paid by the Seller and 6/12ths paid by the Purchaser, and Seller's estimated share will be deducted from the Purchase Price. Purchaser shall immediately inform the Treasurer's office in the affected county of this change of ownership upon closing of this sale. Purchaser agrees to pay the 2012 ad valorem property taxes when they come due. Seller warrants that all property taxes for the 2011 tax year and prior years have been paid.

10. **OPERATIONS.** Purchaser shall assume operations of the properties at Closing and BlueRidge Petroleum will deliver to Purchaser, executed T-1 forms as required by the KCC, citing Purchaser as Operator, unless a later mutual understanding is reached between BlueRidge Petroleum and Purchaser. In the event there are working interests in the properties not purchased by Purchaser, BlueRidge Petroleum agrees to use its best efforts to obtain executed Joint Operating Agreements from the non-selling working interest owners.

11. **PURCHASER'S OPTION TO ACQUIRE ADDITIONAL LEASES.** Upon closing of this sale, Seller shall grant to Purchaser the right and option to purchase all of Seller's right, title and working interest in and to those certain Oil and Gas Leases, containing approximately 53,482 net acres, more or less, situated in Decatur and Norton Counties, Kansas, listed on **Exhibit A-1**, attached hereto. This option to purchase additional leasehold acreage in favor of Purchaser shall begin on the Closing Date and remain effective for sixty (60) days thereafter. The consideration to be paid by Purchaser for the additional leases shall be in the amount of $125.00 per net mineral acre. If the option is exercised by Purchaser, it must apply to all 53,482 net acres, rather than selected leases, and will require a payment of $6,685,250.00, except that the payment may be proportionately reduced if Seller is shown to own less than 53,482 net acres.

12. **INDEMNIFICATION.** Prior to the closing date, Seller shall have full responsibility for the property and shall protect, defend, indemnify all losses, claims, demands, suits, causes of action and sanctions of every kind known or unknown, including reasonable attorney's fees and court costs, arising from the operation of, or in any way pertaining to the described leases. After the closing date, Purchaser shall have full responsibility for the property and shall protect Seller as described above.

13. **CLOSING DATE.** Closing shall occur on or before 75 days from the date of execution of this Agreement by Purchaser. The proceeds of this sale, inclusive of any and all adjustments described herein, shall be deposited in an escrow account at Community Bank of the Midwest, P. O. Box 424, Ness City, Kansas 67560, on the date of closing to an account to be designated by Seller. Any post closing adjustments shall occur within 30 days of the date of closing to reconcile any remaining credits, invoices or

other revenue/cost issues arrived at through audit or otherwise.

14. **HOLDING PERIOD FOR COMMON STOCK OF PURCHASER.** Seller agrees to hold and not sell or otherwise voluntarily dispose of the common stock in Purchaser which it received as a result of this Transaction for a period of 24 months from the date of the closing of this Transaction.

15. **REPRESENTATIONS AND WARRANTIES OF PURCHASER.** Purchaser represents and warrants that: (i) Purchaser has relied or will rely upon its own examination of the Leaseholds with regard to its title, physical condition, character, and suitability for Purchaser's intended uses thereof; (ii) the undersigned has the authority to execute, deliver and perform this Agreement on Purchaser's behalf and has been authorized to execute the Agreement on behalf of Purchaser; and (iii) Purchaser shall have no obligation to pay any commission or broker's or finder's fees in connection with the Transaction contemplated herein, except as otherwise noted herein.

16. **TITLE AND INSPECTION.** This Agreement shall be subject to title verification by Purchaser prior to closing. Purchaser shall be afforded a period of 60 days from Purchaser's execution of this Agreement to examine title to the Leaseholds and to be satisfied with all conditions of the Leasehold interests. If the inspection of Purchaser shows Seller does not have good and merchantable title to the Leasehold interests or that there are any defects, liens or encumbrances that are not acceptable to Purchaser, Purchaser shall disclose such defects to Seller and Seller shall have a period of 15 days within which to render the title marketable or remove the defects or liens. All costs and liability associated with the due diligence activities and title review shall be borne solely by Purchaser. Purchaser's inquiry shall include a physical inspection of the Leasehold properties and related equipment and facilities. Any difference in the working or net revenue interest as defined on **Exhibit A** shall result in a proportional adjustment in the Purchase Price based on the allocated lease value as defined on said Exhibit. Purchaser agrees that any title issues not raised within 60 days of Purchaser's execution of this Agreement are waived.

17. **ENVIRONMENTAL ASSESSMENT.** During the 60 days Inspection Period provided for in paragraph 16, above, Buyer may complete a Phase I Environmental Assessment of the Leaseholds and such other site investigations, tests and other examinations as it shall deem necessary or appropriate including but not limited to engineering, geophysical due diligence, mineral/water verification, wind/solar studies and shall have determined in its sole discretion that no "Hazardous Substances" (as hereinafter defined) have been ever manufactured, treated, stored, released or disposed of on, in or under the Land or any part thereof and there are no underground storage tanks on the Land. The environmental assessments completed for the benefit of Buyer must otherwise be acceptable to Buyer in all respects. For the purposes of this provision "HAZARDOUS SUBSTANCE" means and includes: (i) any hazardous, toxic or dangerous waste, substance or material defined as such in (or for the purposes of) the Comprehensive Environmental Response, Compensation and Liability Act, as amended, and any so-called superfund or superlien law, or any other federal, state or local statute, law, ordinance, code, rule or regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, (ii) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any federal, state or local governmental authority pursuant to any environmental, health and safety or similar law, code, ordinance, rule or regulation, order or decree in effect on the Agreement Date and which may or could pose a hazard to the health and safety of persons on or about the Land or any adjoining real property or cause damage to the environment, (iii) asbestos and pcb's, and (iv) petroleum in any form.

Buyer's inspection shall include that Buyer determine that all governmental permits and approvals necessary

for Buyer's intended use of the Leaseholds and the construction and operation of the necessary improvements for its operations have or can be obtained and that the Leaseholds are not subject to any governmental regulations which would limit or restrict the development of the Leaseholds for Buyer's Intended Use in a manner satisfactory to Buyer in its sole discretion.

If Buyer is not satisfied on or before expiration of the Inspection Period, Buyer shall have the right, at its sole election, either to waive the condition(s) in question by written instrument of waiver, either in whole or in part, and proceed with the purchase or, in the alternative, terminate this Agreement by giving Seller written notice of such election by delivering written notice to Seller at any time on or before the expiration of the Inspection Period. If Buyer does not provide such written notice on or before the expiration of the Inspection Period, Buyer shall be deemed to have waived any such conditions. If this Agreement is terminated pursuant to this Section, the Earnest Money and all interest thereon shall be refunded to Buyer, and all parties shall be released from all further liabilities and obligations under this Agreement; provided, however that the indemnity obligations of the parties under this Agreement shall survive termination.

Seller shall afford Buyer and its representatives a continuing right to inspect the property associated with the Leaseholds and to enter upon the Land and conduct engineering studies, and make surveys at reasonable hours. Buyer shall notify Seller within a reasonable time prior to accessing the property associated with the Leaseholds by providing the name of the person or entity that will enter the Land to conduct an inspection or test and the date of such inspection or test. Anyone entering the Land on behalf of Buyer shall leave all gates in the opened or closed position, as found at the time of entry. Buyer shall indemnify and hold Seller harmless from and against any loss, claim or liability arising or resulting from any physical damage to the Land or injuries to persons or property resulting from the inspections made by Buyer or Buyer's agents or representatives. In the event the transaction contemplated by this Agreement is not consummated, Buyer, at its sole cost and expense, shall restore the Land associated with the Leaseholds, as nearly as possible, to their condition prior to Buyer's tests and inspections if changed due to such tests and inspections.

18. PURCHASER'S OBLIGATION TO TIMELY ACCEPT AND EXECUTE AGREEMENT. The written promises of Seller are expressly contingent upon Purchaser accepting this Agreement and fully executing it within a period of 5 business days from Purchaser's receipt of electronic copies of the signed Agreement. In the event Purchaser does not execute the Agreement within such 5 day period, Seller's assent to this Agreement is withdrawn and any contract, written or verbal, is rescinded.

19. DEFAULT; REMEDY. In the event that either party fails to perform such party's obligations hereunder (except as excused by the other's default), the party claiming default shall make written demand for performance upon the defaulting party. If the defaulting party fails to comply with such written demand within five (5) days after receipt of such notice to perform, the non-defaulting party shall have the option to: (a) waive such default; (b) terminate this Agreement and, in the event the terminating party is (i) the Buyer, the Earnest Money shall be returned to Buyer, and Buyer shall have the right to seek specific performance of Seller's obligations hereunder, or (ii) the Seller, the Earnest Money shall be delivered to Seller by the Title Company, as Seller's sole and exclusive remedy. The rights and remedies specified in this paragraph shall be the exclusive rights and remedies available to the parties hereunder.

20. MISCELLANEOUS.

A. Seller. Seller has all requisite power and authority to own and sell the Properties, to carry on its business as presently conducted, to execute, deliver, and perform this Agreement and each

other document executed or to be executed by Seller in connection with the transactions contemplated herein. The execution, delivery, and performance by Seller of this Agreement and each other document executed or to be executed by Seller in connection with the transaction and the consummation by it of the Transaction have been duly authorized by all necessary parties.

B. Operations Prior to Closing. From the date of execution hereof to the Closing, BlueRidge Petroleum will maintain the Properties in a manner consistent with past practices. BlueRidge Petroleum agrees to maintain the insurance now in effect with respect to the Properties through the date of Closing. From the date of execution of this Agreement to the Closing date, Seller shall pay its proportionate shares of all Property expenses incurred in connection with the ownership or operations of the Properties. BlueRidge Petroleum will notify Purchaser immediately of proposed activities and major capital expenditures that could reasonably be expected to cost in excess of $10,000.00 per activity net to Seller's interests conducted on the properties and will keep Purchaser timely informed of all material developments affecting any of the Properties. Without the prior written consent of Purchaser, BlueRidge Petroleum shall not:

1. Enter into any new agreements or commitments with respect to the properties which extend beyond the Closing;

2. Commit to or incur any expenditure in excess of $10,000.00 (net to Seller's interest) with respect to any part of the Properties, except in case of an emergency;

3. Abandon any Well or release (or permit to terminate), or modify or reduce its rights under all or any portion of any of the Properties;

4. Encumber, sell or otherwise dispose of any of the Properties, other than personal property that is replaced by equivalent property or consumed in the normal operation of the Properties; and,

5. Except where necessary in the event of an emergency regarding Seller's interest in the Properties, propose (I) the drilling of any additional wells, (ii) the deepening, plugging back or reworking of any well, or (iii) the conducting of any other operations other than the normal operation of the existing wells on the Properties.

C. Litigation. BlueRidge Petroleum has not received a written claim or written demand notice that has not been resolved that would adversely affect any of the Properties. There are no actions, suits, ongoing governmental investigations, written governmental inquiries or proceedings pending or, threatened against Seller.

D. Judgments. There are no unsatisfied judgments or injunctions issued by a court of competent jurisdiction or other governmental agency outstanding against Seller that would be reasonably expected to materially interfere with the operation of any of the Properties, or materially affect the value of any of the Properties.

E. Delay Rentals. Seller shall pay any delay rentals or shut-in rental payments on the Leaseholds, which become due and payable before the Closing Date. Purchaser shall pay any delay rentals or shut-in payments on the Leaseholds which become due and payable after the Closing Date.

21. EVENTS OF TERMINATION. This Agreement may be immediately terminated by the respective parties for the following reasons:

(a) By the mutual written consent of the Seller and Purchaser;

(b) By Seller, if Purchaser failed to wire the Earnest Money or Additional Earnest Money, as the case may be, in full, to Seller in the time specified herein.

(c) By Seller, if Purchaser has defaulted in its obligation to consummate Closing Date in the time specified herein; or

(d) By Purchaser, if Seller has defaulted in its obligation to consummate Closing Date in the time specified herein.

Seller may, in addition to the other remedies which may be available, upon written notice, terminate this Agreement in the event the Purchaser materially breaches any representation, warranty or covenant in this Agreement.

22. NOTICES: All notices and other communications under this Agreement must be in writing and will be considered to be effective as of: (i) the date personally delivered to that party at the address for that party set forth below; (ii) three (3) days after mailing by U. S. certified mail (postage prepaid and return receipt requested) at the address for that party set forth below; or; (iii) on the date of delivery by Federal Express or any similar express delivery service, fee prepaid, and addressed to the address for that party set forth below:

If to Seller:
BlueRidge Petroleum Corporation Jonathan Allen President P.O. Box 1913 Enid, OK 73702-1913 Bus: (580) 242-3732 Email: jallen@blueridgepetroleum.com
If to Purchaser:
Circle Star Energy Corp. Jeff Johnson Chief Executive Officer 7065 Confederate Park Road Suite 102 Fort Worth, TX 76102 Bus: (817) 404-9227 Email: fortworthoil@gmail.com

A delivery under this Agreement will be considered to be effective when made even though a party refuses to receive the communication. A party may change the party's address for communications under this

Agreement by giving the other party notice of such change in the manner specified above. If a party changes the party's address and does not notify the other party in the manner specified above, a notice or other communication will be effective three days after it is sent by U. S. regular mail, postage prepaid, to the party's address set forth above.

23. GOVERNING LAW. This Agreement and this Transaction and any arbitration or dispute resolution conducted pursuant hereto shall be construed in accordance with, and governed by, the laws of the State of Kansas.

24. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding among the parties, their respective members, shareholders, officers, directors and employees with respect to the subject matter hereof, superseding all written or oral negotiations and discussions, and prior agreements and understandings relating to such subject matter. Each Exhibit and schedule attached to this Agreement is incorporated into the Agreement.

25. COUNTERPARTS. This Agreement may be executed in two or more signature counterparts, each of which shall constitute an original, but all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver a manually executed counterpart of this Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

26. AGREEMENT ASSIGNABILITY. Unless otherwise provided herein, these terms and conditions will be binding on, and inure to the benefit of Purchaser and Seller and their respective heirs, representatives, successors and assigns.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on the date set forth above.

Purchaser:

CIRCLE STAR ENERGY CORP.
a Nevada Corporation

By: ______________________
Jeff Johnson, CEO

Seller:

BlueRidge Petroleum Corporation
P.O. Box 1913
Enid, OK 73702-1913

Interest:
60.00%

By: ______________________
Jonathan Allen, President

Walter F. Brown 15.00%
900 N.E. Loop 410, Suite A-107
San Antonio, TX 78209

By: ______________________________
Walter F. Brown

Kirk T. and/or Rebecca L. Rundle as JTRS 6.75%
Reflection Plaza
7340 West 21st Street, Suite 100,
Wichita, KS 67205

By: ______________________________
Kirk T. and/or Rebecca L. Rundle as JTRS

G. Jeff Mowry & Marsha S. Mowry Trust dated July 9, 2007 6.75%
P.O. Box 17078
Fountain Hills, AZ 85269

By: ______________________________
G. Jeff Mowry, Trustee

By: ______________________________
Marsha S. Mowry, Trustee

Harold C. Porter Living Trust dated 12/13/2004 3.375%
9915 West 21st Street North, Suite B
Wichita, KS 67205

By: ______________________________
Bobbie D. Porter, Trustee

Bobbie D. Porter Living Trust dated December 13, 2004 3.375%
9915 West 21st Street North, Suite B
Wichita, KS 67205

By: ______________________________
Bobbie D. Porter, Trustee

Porter Oil Properties, LLC | 2.025%
9915 West 21st Street North, Suite B
Wichita, KS 67205

By: ______________________________
Bobbie D. Porter, Member

IA Operating, Inc. | 0.225%
9915 West 21st Street North, Suite B
Wichita, KS 67205

By: ______________________________
Bobbie D. Porter, Member

Swann Resources, Inc. | 2.50%
12021 West Autumn Ridge Court
Wichita, KS 67235

By: ______________________________
Robert D. Swann, President

EXHIBIT 'A'
Attached to that certain Purcase and Sale Agreement by and between
BlueRidge Petroleum Corporation, et al. and Circle Star Energy Corporation

BlueRidge Petroleum
Solomon River Leasehold

Graham County, Kansas

Lease Number	Lease Name	Status	State	County	Section	Township	Range	Lease Description	Lease Date	Expiration Date	Lease Term	Gross Acres	Net Acres	Volume	Page
SR-BOWCREEK-1	ACHESON, DARRELL & MELINA	ACT	KS	GRAHAM	11	7S	25W	E/2 SECTION 11-T7S-R25W	10/2/2006	10/2/2014	3 YR	320	106.66	222	994
SR-BOWCREEK-1A	JAMISON, MELINDA ACHESON	ACT	KS	GRAHAM	11	7S	25W	E/2 SECTION 11-T7S-R25W	10/2/2006	10/2/2014	3+5YR	320	106.67	222	996
SR-BOWCREEK-1B	ACHESON, DARRELL	ACT	KS	GRAHAM	11	7S	25W	E/2 SECTION 11-T7S-R25W	10/2/2006	10/2/2014	3+5YR	320	106.67	222	998
SR-BOWCREEK-2	ACHESON, DONALD & CAROL	ACT	KS	GRAHAM	9, 10	6S	25W	E/2 NE SECTION 9-T6S-R25W; NE/4 & NW/4 SECTION 10-T6S-R25W	10/2/2006	10/2/2014	3+5YR	400	400	223	03
SR-BOWCREEK-4	CRITCHFIELD, SCOTT & VIRG	ACT	KS	GRAHAM	15, 20	6S & 7S	25W	NW/4 SECTION 15-T6W-R25W; SE/4 SECTION 20-T7S-R25W	10/2/2006	10/2/2014	3+5YR	320	320	223	05
SR-BOWCREEK-5	ACHESON, DELBERT	ACT	KS	GRAHAM	11	7S	25W	NW/4 SECTION 11-T7S-R25W	10/2/2006	10/2/2014	3+5YR	160	160	223	07
SR-BOWCREEK-6	CAREY, RETA M.	ACT	KS	GRAHAM	34, 1, 2	6S & 7S	25W	NW/4 SEC 34-6-25; NW/4 & SE/4 SEC 1-7-25; NE/4 SEC 2-7-25	10/2/2006	10/2/2014	3+5YR	640	640	223	09
SR-BOWCREEK-7	MINIUM, VUEL V. & DORIS	ACT	KS	GRAHAM	24, 19	7S	25W	ALL OF SECTION 24 AND W/2SW/4 & SWNW SECTION 19-7S-R25W	10/2/2006	10/2/2014	3+5YR	760	760	223	13
SR-BOWCREEK-8	WALKER TESTING CO., INC.	ACT	KS	GRAHAM	11, 2	6S & 7S	25W	SW/4 SECTION 11-T6S-R25W; S/2 SECTION 2-T7S-R25W	10/2/2006	10/2/2014	3+5YR	480	480	222	990
SR-BOWCREEK-9	HELEN L. SCHOEN TRUST	ACT	KS	GRAHAM	1, 15, 14, 23	6S	25W	ALL SEC 1, S/2 SEC 15, SE SEC 22, SE SEC 14, SW & S/2NW SEC 23	4/28/2005	10/28/2014	4.5+5	1520	1520	215	233
SR-BOWCREEK-10	DOYLE B SCHOEN TRUST	ACT	KS	GRAHAM	22	6S	25W	N/2 SECTION 22-T6S-R25W	4/28/2005	10/28/2014	4.5+5	320	320	215	236
SR-BOWCREEK-11	SCHOEN, EDWIN L.	ACT	KS	GRAHAM	14,15,23,11,26,32	6S	25 & 24W	W/2 & NE 14, NE 15, W/2NE 23, S/2SE N/2NE 11, E/2 2, NE 26, W/2 32	4/28/2005	10/28/2014	4.5+5	1680	840	215	236
SR-BOWCREEK-12	MERLE ANDERSON LIFE EST	ACT	KS	GRAHAM	14	7S	25W	W/2NW & W/2E/2NW SECTION 14-T7S-R25W	10/2/2006	10/2/2014	3+5YR	120	120	223	15
SR-BOWCREEK-14	ZOHNER, CARL JOSEPH	ACT	KS	GRAHAM	30	6S	24W	SW/4 SECTION 30-T6S-R24W	10/2/2006	10/2/2014	3+5YR	160	160	223	19
SR-BOWCREEK-15	ANDERSON, ALLAN & CAROL	ACT	KS	GRAHAM	14, 7	7S	25W 24	N 830' IN NE/4 SECTION 14-T7W-R25W; S/2S/2SW SECTION 7-T7S-R24W	10/2/2006	10/2/2014	3+5YR	90	90	223	21
SR-BOWCREEK-17	RICHMEIER, ROBERT & KATH	ACT	KS	GRAHAM	6	7S	24W	SE/4 SECTION 6-T7S-R24W	10/2/2006	10/2/2014	3+5YR	160	160	223	25
SR-BOWCREEK-19	STEELSMITH, GREGORY L.	ACT	KS	GRAHAM	13,14,23	7S	25W	SW/4 SEC 13-7-25; E/2 LESS 45 AC SEC 14-7-25; NE/4 SEC 23-7-25	10/2/2006	10/2/2014	3+5YR	501	501	223	29
SR-BOWCREEK-21	LINDENMAN, SHAWN & MELISS	ACT	KS	GRAHAM	12	7S	25W	N/2 SW/4 SECTION 12-T7S-R25W	5/17/2006	11/17/2014	4.5+5	80	80	216	179
SR-BOWCREEK-23	HERITAGE PRESERVATION LLC	ACT	KS	GRAHAM	1	7S	25W	NE/4 SECTION 1-T7W-R25W	4/28/2006	10/28/2014	4.5+5	160	160	215	257
SR-BOWCREEK-24	HERITAGE PRESERVATION LLC	ACT	KS	GRAHAM	1	7S	25W	SW/4 SECTION 1-T7W-R25W	4/28/2006	10/28/2014	4.5+5	160	160	215	260
SR-BOWCREEK-25	BARNETT, GALEN L.	ACT	KS	GRAHAM	25	7S	25W	SE/4 SECTION 25-T7S-R25W	10/2/2006	10/2/2014	3+5YR	160	160	222	992
SR-BOWCREEK-26	BARNETT, GALEN L.	ACT	KS	GRAHAM	22	7S	25W	NE/4 SECTION 22-T7S-R25W	10/2/2006	10/2/2014	3+5YR	160	80	223	37
SR-BOWCREEK-26A	WATSON, JANIS M.	ACT	KS	GRAHAM	22	7S	25W	NE/4 SECTION 22-T7S-R25W	10/2/2006	10/2/2014	3+5	160	80	223	35
SR-BOWCREEK-27	FIN ASSOCIATES	ACT	KS	GRAHAM	12	7S	25W	N/2	10/2/2006	10/2/2014	3+5YR	320	320	223	41
SR-BOWCREEK-29	CAREY, RETA M.	ACT	KS	GRAHAM	29	6S	24W	SE/4 SECTION 29-T6S-R24W	10/2/2006	10/2/2014	3+5YR	160	160	223	11
SR-BOWCREEK-32	DAVID, EUGENE	ACT	KS	GRAHAM	31,18,19	6,7,8	24W	S/2 SEC 31-6-24; S/2S/2 SEC 18-7-24; NWNW SEC 19-8-24	10/6/2006	10/6/2014	3+5YR	520	520	222	988
SR-BOWCREEK-33	LEIDIG FARMS LLC	ACT	KS	GRAHAM	35,36	6S	25W	SE/4 SEC 35-T6S-R25W; SW/4 SEC 36-T6S-R25W	10/2/2006	10/2/2014	3+5YR	320	320	223	39
SR-BOWCREEK-35	SLIPKE TRUST, MIRIAM	ACT	KS	GRAHAM	10	6S	25W	SE/4 SECTION 10-T6S-R25W	9/17/2008	9/17/2014	3+3YR	160	160	236	211
SR-BOWCREEK-16	SUSIE ANDERSON LIFE EST	ACT	KS	GRAHAM	7,18,13	7S	24,25	N/2SW/4 SEC 7-7-24;S 990' OF NW/4 SEC 18-7-24;NE/4 & SE/4 13-7-25	10/2/2006	10/2/2014	3+5YR	480	480	223	23
SR-BOWCREEK-38	MINIUM, VUEL V. & DORIS E	ACT	KS	GRAHAM	31,25,36	6S	24,25	NW/4 SEC 31-6-24;SW/4 & SE/4 SEC 25-6-25;NE/4, NW/4, SE/4 36-6-25	9/23/2008	9/23/2013	3 YR + EXT	960	960	236	224
SR-BOWCREEK-20	LINDENMAN, ELVA	ACT	KS	GRAHAM	22,12	6,7	25W	SW/4 SEC 22-T6S-R25W;S/2SW/4 SEC 12-T7S-R25W	5/17/2005	11/17/2014	4.5+5	240	240	218	171
SR-BOWCREEK-28	DARRYL E. SMIKA TRUST	ACT	KS	GRAHAM	30,19	6S	24W	NW/4 SEC 30-T6S-R24W;SW/4 SEC 19-T6S-R24W	10/2/2006	10/2/2014	3+5YR	320	160	223	44
SR-BOWCREEK28A	FICK, MARJORIE	ACT	KS	GRAHAM	30,19	6S	24W	NW/4 SEC 30-T6S-R24W;SW/4 SEC 19-T6S-R24W	10/2/2006	10/2/2014	3+5YR	320	160	223	42
SR-BOWCREEK-13	GODDARD, WILLIAM & JANICE	ACT	KS	GRAHAM	8	7S	24W	NW/4 SEC 8-T7S-R24W	10/2/2006	10/2/2014	3+5YR	160	160	223	17
SR-BOWCREEK11A	SCHOEN, CLAUDIA A.	ACT	KS	GRAHAM	14,15,23	6S	25,24	W/2 & NE 14;NE 15;W/2NE 23;S/2SE & N/2NE 11;E/2 2;NE 26;W/2 32	4/28/2005	10/28/2014	4.5+5	1680	540	215	581
SR-BOWCREEK39	RICHMEIER, DONALD & LOIS	ACT	KS	GRAHAM	19,20	7S	25W	E/2SE/4 SEC 19-T7S-R25W AND NW/4, SW/4 & NE/4 SEC 20-T7S-R25W	7/7/2010	7/7/2013	3 YR	560	560	245	415
SR-BOWCREEK-40	SPENCER, GARY & CHERYL D.	ACT	KS	GRAHAM	19	7S	25W	E/2SW/4 & W/2SE/4 SEC 19-T7S-R25W	8/4/2010	8/4/2013	3 YR	160	160	246	25
													12,781.00		

EXHIBIT 'A'
Attached to and made a part of that certain Purchase and Sale Agreement by and between
BlueRidge Petroleum Corporation, et al. and Circle Star Energy Corporation

BlueRidge Petroleum
Solomon River Leasehold

Rawlins County, Kansas

Lease Number	Lease Name	Status	State	County	Section	Township	Range	Lease Description	Lease Date	Expiration Date	Lease Term	Gross Acres	Net Acres	Volume	Page
SR-HERNDON-1	PETTERA, JOHN P. JR	ACT	KS	RAWLINS	10,14	2S	32W	E/2 SEC 10-T2S-R32W; NW/4 SEC 14-T2S-R32W	8/9/2006	8/9/2014	3+5YR	480	480	X-76	515
SR-HERNDON-2	WICKE, ERNEST & BETTY	ACT	KS	RAWLINS	9	1S	32W	E/2 SEC 9-T1S-R32W	8/9/2006	8/9/2014	3+5YR	320	320	X-76	517
SR-HERNDON-3	WICKE, ERNEST & BETTY	ACT	KS	RAWLINS	3,4	1S	32W	W/2NW/4 & SW/4 SEC 3-T1S-R32W; E/2 & E/2NW/4 SEC 4-T1S-R32W	8/9/2006	8/9/2014	3+5	640	640	X-76	519
SR-HERNDON-4	CASTENS, DONNIE	ACT	KS	RAWLINS	7,8	2S	32W	N/2, SW/4 SEC 7-2-32;NE/4, N/2NW/4, SE/4NW/4, NE/4SW/4 SEC 8-2-32	8/9/2006	8/9/2014	3+5	825	825	X-76	521
SR-HERNDON-5	PETTERA, PATSY	ACT	KS	RAWLINS	10,11,15	2S	32W	SW, S/2NW SEC 10-2-32;W/2 SEC 11-2-32;NE, N/2NW SEC 15-2-32	8/9/2006	8/9/2014	3+5	787	787	X-76	523
SR-HERNDON-6	SKY NORTH-NORTH, LLC	ACT	KS	RAWLINS	5, 9	1S	32W	SE/4 SEC 5-T1S- R-32W; E/2W/2 SEC 9-T1S-R32W	8/9/2006	8/9/2014	3+5YR	320	320	X-76	525
SR-HERNDON-7	WEISHAPL, CHARLES	ACT	KS	RAWLINS	18,19,12,13	2S	31,32	S/2, W/2NW, SESW 18-1-31;N/2 19-2-31; E/2 12-2-32; MOST 13-2-32	8/9/2006	8/9/2014	3+5YR	1360	1360	X-76	527
SR-HERNDON-8	RIPPE, RICHARD & THERESA	ACT	KS	RAWLINS	13,24	2S	32	W/2NW, SWNE, SENW, SE SEC 13-2-32;NE SEC 24-2-32	8/9/2006	8/9/2014	3+5YR	480	480	X-76	529
SR-HERNDON-9	KASTENS, ALBERT JR	ACT	KS	RAWLINS	8,9	1S	32W	E/2 SEC 8-T1S-R32W;W/2W/2 SEC 9-T1S-R32W	8/9/2006	8/9/2014	3+5YR	480	480	X-76	531
SR-HERNDON-10	HOLLE, ROBERT	ACT	KS	RAWLINS	9,10	2S	32W	N/2 & SE/4 SEC 9-T2S-R32W; PT N/2NW/4 SEC 10-T2S-R32W	8/10/2006	8/10/2014	3+5YR	511	511	X-77	9
SR-HERNDON-11	WEISHAPL, ANNA M.	ACT	KS	RAWLINS	1,12,18	2S	32,31	SE/4 SEC 1-2-32;NW/4 SEC 12-2-32;NE/4NW/4 SEC 18-2-31	8/10/2006	8/10/2014	3+5YR	360	360	X-77	19
SR-HERNDON-12	KOGL, DONALD D.	ACT	KS	RAWLINS	11,12	2S	32W	E/2 SEC 11-T2S-R32W;SW/4 SEC 12-T2S-R32W	8/10/2006	8/10/2014	3+5YR	480	480	X-77	21
SR-HERNDON-13	HUSS TRUST, NORMA JEAN	ACT	KS	RAWLINS	12	1S	33W	SW/4 SEC 12-T1S-R33W	8/10/2006	8/10/2014	3+5YR	160	160	X-77	3
SR-HERNDON-14	HUSS TRUST, FRANK JR	ACT	KS	RAWLINS	12,7,18	1,2	33,31	N/2 SEC 12-T1S-R33W;SE/4SW/4 SEC 7-T2S-R31W; NE/4 SEC 18-T1S-R32W	8/10/2006	8/10/2014	3+5YR	520	520	X-77	23
SR-HERNDON-15	STOLTE, CHRISTINE E.	ACT	KS	RAWLINS	5,6,7	1D	32W	SW/4 SEC 5-T1S-R32W;ALL OF SEC 6-T1S-R32W; N/2N/2 SEC 7-T1S-R32W	8/10/2006	8/10/2014	3+5YR	960	320	X-77	27
SR-HERNDON-16A	SELE, SHIRLEY A	ACT	KS	RAWLINS	5,6,7	1S	32W	SW/4 SEC 5-T1S-R32W;ALL OF SEC 6-T1S-R32W;N/2N/2 SEC 7-T1S-R32W	8/10/2006	8/10/2014	3+5YR	960	320	X-77	29
SR-HERNDON-16B	STANDING, ANNA M.	ACT	KS	RAWLINS	5,6,7	1S	32W	SW/4 SEC 5-T1S-R32W;ALL OF SEC 6-T1S-R32W;N/2N/2 SEC 7-T1S-R32W	8/10/2006	8/10/2014	3+5YR	960	320	X-77	31
SR-HERNDON-18	MARINTZER IRRV TRUST	ACT	KS	RAWLINS	31	1S	31W	SW/4 SEC 31-T1S-R31W	8/10/2006	8/10/2014	3+5YR	160	80	X-77	63
SR-HERNDON-18A	MARINTZER IRRV TRUST	ACT	KS	RAWLINS	31	1S	31W	SW/4 SEC 31-T1S-R31W	8/10/2006	8/10/2014	3+5YR	160	80	X-77	65
SR-HERNDON-19	SULHOFF REV TRUST, DAVID	ACT	KS	RAWLINS	2	1S	33W	NE/4 SEC 2-T1S-R33W	8/31/2006	8/31/2014	3+5YR	160	160	X-77	107
SR-HERNDON-20	MCCAIN, CONRAD & JANE	ACT	KS	RAWLINS	1	1S	33W	N/2 & SE/4 SEC 1-T1S-R33W	8/10/2006	8/10/2014	3+5YR	480	480	X-77	35
SR-HERNDON-21	BASGALL TRUST, ELIZABETH	ACT	KS	RAWLINS	29,7	1,2	31W	NW/4 SEC 29-T1S-R31W;SW/4NW/4 SEC 7-T2S-R31W	8/10/2006	8/10/2014	3+5YR	200	200	X-77	37
SR-HERNDON-22	MEYER, SYLVIA AGENT ET AL	ACT	KS	RAWLINS	14	1S	33W	W/2 SEC 14-T1S-R33W	8/10/2006	8/10/2014	3+5YR	320	320	X-77	39
SR-HERNDON-23	JIM'S ELECTRIC, INC.	ACT	KS	RAWLINS	8,17	2S	31W	E/2W/2 & W/2E/2 SEC 8-T2S-R31W;NE/4 SEC 17-T2S-R31W	8/10/2006	8/10/2014	3+5YR	480	480	X-77	41
SR-HERNDON-24	SOLKO, MONICA F.	ACT	KS	RAWLINS	7	2S	31W	SE/4 SEC 7-T2W-R31W	8/10/2006	8/10/2014	3+5YR	160	160	X-77	43
SR-HERNDON-25	BASGALL, THOMAS	ACT	KS	RAWLINS	7	2S	31W	N/2SW/4 & SW/4SW/4 SEC 7-T2S-R31W	8/10/2006	8/10/2014	3+5YR	120	120	X-77	45
SR-HERNDON-26	MARINTZER, DORIS	ACT	KS	RAWLINS	9,8	2S	31W	W/2W/2NW/4 SEC 9-T2S-R31W;E/2E/2 SEC 8-T2S-R31W	8/10/2006	8/10/2014	3+5YR	200	200	X-77	49
SR-HERNDON-27	BOCKWINKEL FAMILY TRUST	ACT	KS	RAWLINS	5,6,7	2S	31W	W/2NW SEC 5;E/2NE/4, W/2SE, S/2SW, S/2N/2SW SEC 6;NENW SEC 7	8/10/2006	8/10/2014	3+5YR	385	385	X-77	51
SR-HERNDON-32	NEMETH, ROBERT	ACT	KS	RAWLINS	18	2S	32W	NE/4 SEC 18-T2S-R32W	8/31/2006	8/31/2014	3+5YR	160	160	X-77	103
SR-HERNDON-33	NEMETH, ROBERT	ACT	KS	RAWLINS	18	2S	32W	SE/4 SEC 18-T2S-R32W	8/31/2006	8/31/2014	3+5YR	160	160	X-77	105
SR-HERNDON-34	NEMETH, GERALDINE	ACT	KS	RAWLINS	1,2	1S	32W	S/2NW/4 SEC 1-T1S-R32W;S/2NE/4 SEC 2-T1S-R32W	8/31/2006	8/31/2014	3+5YR	160	160	X-77	91
SR-HERNDON-35	BASGALL, THOMAS & ALEXIS	ACT	KS	RAWLINS	5,6	2S	31W	SW/4 SEC 5-T2S-R31W;E/2SE/4 SEC 6-T2S-R31W	10/17/2006	10/17/2014	3+5YR	240	240	X-77	522
SR-HERNDON-40	HANSON, BRIAN & JACKIE	ACT	KS	RAWLINS	5,8	2S	31W	SE/4 SEC 5-T2S-R31W; PART OF NW/4NE/4 & NE/4NW/4 SEC 8-T2S-R31W	8/10/2006	8/10/2014	3+5YR	240	110	X-78	261
SR-HERNDON-40A	HANSON, BRIAN	ACT	KS	RAWLINS	5,8	2S	31W	SE/4 SEC 5-T2S-R31W; PART OF NW/4NE/4 & NE/4NW/4 SEC 8-T2S-R31W	8/10/2006	8/10/2014	3+5YR	240	110	X-77	59
SR-HERNDON-41	SAMSON, JOSEPH A. & JILL	ACT	KS	RAWLINS	9,8,17,16	2S	32W	S/2SW 9-2-32;SWNW, W/2SW, SESW 8-2-32;ALL 17-2-32;N/2NW 16-2-32	8/10/2006	8/10/2014	3+5YR	960	480	X-77	61
SR-HERNDON-41A	SAMSON, JOSEPH A. & JILL	ACT	KS	RAWLINS	9,8,17'16	2S	32W	S/2SW 9-2-32;SWNW, W/2SW, SESW 8-2-32;ALL 17-2-32;N/2NW 16-2-32	8/10/2006	8/10/2014	3+5YR	960	480	X-78	249
SR-ACHILLES-1	WRIGHT, HARVEY ET AL	ACT	KS	RAWLINS	1,2,11,13	4S	32W	W/2 & SE/4 SEC 1;SE/4 SEC 2;E/2 SEC 11;NE/4 SEC 13	2/15/2007	2/15/2015	3+5YR	1120	1120	X-78	603
SR-ACHILLES-2	SCHMIDT, LEROY H & DAISY	ACT	KS	RAWLINS	12	4S	32W	NE/4 & W/2 SEC 12-T4S-R32W	2/15/2007	2/15/2015	3+5YR	480	480	X-78	605
SR-ACHILLES-3	VAN LAEYS, DANIEL & BARB	ACT	KS	RAWLINS	14,7	4S	32,31	E/2NE/4, E/2SW/4, SE/4 SEC 14-T4S-R32W;SE/4 SEC 7-T4S-R31W	2/15/2007	2/15/2015	3+5YR	480	480	X-78	599
SR-ACHILLES-4	NORMAN, LELA M	ACT	KS	RAWLINS	11,15,14	4S	32W	W/2 SEC 11;E/2 SEC 15;W/2SW/4, NW/4, W/2NE/4 SEC 14	2/15/2007	2/15/2015	3+5YR	960	560	X-78	601
SR-ACHILLES-5	WALKER, CHARLES & WILDA	ACT	KS	RAWLINS	13	4S	32W	E/2 SEC 13-T4S-R32W	12/17/2009	12/17/2012	3+3 YR EXT	320	320	X-86	67
SR-HERNDON	NEIRMEIER, JAYME L.	ACT	KS	RAWLINS	8	1S	32W	NW/4 SEC 8-T1S-R32W	9/16/2011	91/16/2014	3	160	160	X-88	256
SR-HERNDON	MICHEL, RICHARD & JUDY	ACT	KS	RAWLINS	13, 14	1S	33W	W/2SW/4 SEC 13-T1S-R33W;E/2 SEC 14-T1S-R33W	9/16/2011	91/16/2014	3	400	400	X-88	257
													17,168.00		

EXHIBIT 'A'
Attached to and made a part of that certain Purchase and Sale Agreement by and between
BlueRidge Petroleum Corporation, et al. and Circle Star Energy Corporation

BlueRidge Petroleum
Solomon River Leasehold

Sheridan County, Kansas

Lease Number	Lease Name	Status	State	County	Section	Township	Range	Lease Description	Lease Date	Effective Date	Expiration Date	Lease Term	Term Comments	Gross Acres	Net Acres	Volume	Page
SR-LUCERNE-1	TEEL, FRED F. & BEVERLY	ACT	KS	SHERIDAN	30	6S	26W	W/2	9/21/2006	9/21/2006	9/21/2014	3 YR + 5	5 YR EXTENSION EXERCISED	320	320	264	615
SR-LUCERNE-2	MAUCK, ROGER W. & DOLORES	ACT	KS	SHERIDAN	31, 1	6S & 7S	26W &27W	S/2 SECTION 31-T6W-R26W; E/2 SECTION 1-T7S-R27W	9/27/2006	9/27/2006	9/27/2014	3 YR + 5	5 YR EXTENSION EXERCISED	640	640	265	41
SR-LUCERNE-3	TREU, WILLARD & BETTY	ACT	KS	SHERIDAN	33	6S	26W	NW/4 & NE/4SW/4 SECTION 33-T6S-R26W	9/21/2006	9/21/2006	9/21/2014	3 YR + 5	5 YR EXTENSION EXERCISED	200	200	264	617
SR-LUCERNE-4	TREU, MABLE	ACT	KS	SHERIDAN	33	6S	26W	NW/4 SW/4 & S/2 SW/4 SECTION 33-T6S-R26W	9/21/2006	9/21/2006	9/21/2014	3 YR + 5	5 YR EXTENSION EXERCISED	120	120	264	621
SR-LUCERNE-5	KOSTER, ELIZABETH TRUST	ACT	KS	SHERIDAN	3	7S	26W	E/2	9/21/2006	9/21/2006	9/21/2014	3 YR + 5	5 YR EXTENSION EXERCISED	320	320	264	581
SR-LUCERNE-6	SCHIEFERECKE LIVING TRUST	ACT	KS	SHERIDAN	35, 2	6S & 7S	26W	W/2 SECTION 35-T6W-R26W; NW/4 SECTION 2-T7S-R26W	9/21/2006	9/21/2006	9/21/2014	3 YR + 5	5 YR EXTENSION EXERCISED	480	480	264	613
SR-LUCERNE-13	KARNES, VICTOR & ARDITH E.	ACT	KS	SHERIDAN	18	8S	26W	N/2 S/2 & S/2 N/2 SECTION 18-T8S-R26W	9/21/2006	9/21/2006	9/21/2014	3 YR + 5	5 YR EXTENSION EXERCISED	320	320	264	577
SR-LUCERNE-14	PRATT, FRED L.	ACT	KS	SHERIDAN	11	8S	27W	SE/4 SECTION 11-T8S-R27W	9/21/2006	9/21/2006	9/21/2014	3 YR + 5	5 YR EXTENSION EXERCISED	160	160	264	606
SR-LUCERNE-15	ENGEL, FREDERICK D.	ACT	KS	SHERIDAN	34	6S	26W	NE/4 SECTION 34-T6S-R26W	12/8/2006	12/8/2006	12/8/2014	3 YR + 5	5 YR EXTENSION EXERCISED	160	160	265	579
SR-LUCERNE-16	ACHESON, DONALD F & CAROL	ACT	KS	SHERIDAN	36	7S	26W	ALL OF SECTION 36-T7S-R26W	9/21/2006	9/21/2006	9/21/2014	3 YR + 5	5 YR EXTENSION EXERCISED	640	640	264	565
SR-LUCERNE-17	SCHNEIDER, MYRNA	ACT	KS	SHERIDAN	1	7S	26W	NW/4 SECTION 1-T7S-R26W	12/8/2006	12/8/2006	12/8/2014	3 YR + 5	5 YR EXTENSION EXERCISED	160	160	265	585
SR-LUCERNE-18	MOSS, FRED L. & KRISTINE	ACT	KS	SHERIDAN	17	8S	26W	S/2 N/2 SECTION 17-T8S-R26W	9/21/2006	9/21/2006	9/21/2014	3 YR + 5	5 YR EXTENSION EXERCISED	160	160	264	593
SR-LUCERNE-19	BARNETT, NEIL & CYRILLA	ACT	KS	SHERIDAN	2	7S	26W	SW/4 SECTION 2-T7S-R26W	9/21/2006	9/21/2006	9/21/2014	3 YR + 5	5 YR EXTENSION EXERCISED	160	160	264	569
SR-LUCERNE-21	MOWRY TRUST, G. JEFF	ACT	KS	SHERIDAN	3	7S	26W	NW/4 SECTION 3-R7S-R26W	4/28/2005	4/28/2005	4/28/2013	3 YR + 5	5 YR EXTENSION EXERCISED	160	160	257	439
SR-LUCERNE-22	SHAW, SCOTT A. & JANET M.	ACT	KS	SHERIDAN	30	6S	26W	SE/4 SECTION 30-T6S-R26W	12/8/2006	12/8/2006	12/8/2014	3 YR + 5	5 YR EXTENSION EXERCISED	160	160	265	589
SR-LUCERNE-23	HOXIE FLYING SERVICE, INC	ACT	KS	SHERIDAN	6	7S	26W	NW/4 SECTION 6-T7S-R26W	12/8/2006	12/8/2006	12/8/2014	3 YR + 5	5 YR EXTENSION EXERCISED	160	160	265	581
SR-LUCERNE-24	DUTTON, ORVILLE L. TRUST	ACT	KS	SHERIDAN	29, 30	6S	26W	NW/4 SECTION 29-T6S-R26W; N/2 S/2 NE/4 SECTION 30-T6S-R26W	12/8/2006	12/8/2006	12/8/2014	3+5YR	5 YR EXTENSION EXERCISED	200	200	265	577
SR-LUCERNE-25	LINDENMAN, ELVA	ACT	KS	SHERIDAN	34	6S	26W	SE/4 SECTION 34-T6W-R26W	9/21/2006	9/21/2006	9/21/2014	3 YR + 5	5 YR EXTENSION EXERCISED	160	160	264	556
SR-LUCERNE-26	HESKETT, HOWARD	ACT	KS	SHERIDAN	1, 12	7S	26W	SW/4 SECTION 1-T7S-R26W; NW/4 SECTION 12-T7S-R26W	9/21/2006	9/21/2006	9/21/2014	3 YR + 5	5 YR EXTENSION EXERCISED	320	320	264	562
SR-LUCERNE-28	ROGERS FAMILY PROPERTIES	ACT	KS	SHERIDAN	2	7S	26W	NE/4 SECTION 2-T7S-R26W	9/21/2006	9/21/2006	9/21/2014	3 YR + 5	5 YR EXTENSION EXERCISED	160	160	264	559
SR-LUCERNE-30	WENTE, RAY C. & GLENDA S.	ACT	KS	SHERIDAN	33	6S	26W	E/2 E/2 SECTION 33-T6S-R26W	9/21/2006	9/21/2006	9/21/2014	3 YR + 5	5 YR EXTENSION EXERCISED	160	160	264	633
SR-LUCERNE-31	MAUCK, LAVERNE & JOANN	ACT	KS	SHERIDAN	6	7S	26W	NE/4 AND SW/4 SECTION 6-T7S-R26W	12/8/2006	12/8/2006	12/8/2014	3 YR + 5	5 YR EXTENSION EXERCISED	320	320	265	583
SR-LUCERNE-32	SCHOEN, DOYLE B. TRUST	ACT	KS	SHERIDAN	5	7S	26W	NW/4 SECTION 5-T7S-R26W	4/28/2005	4/28/2005	10/28/2014	4.5 YR + 3	3 YR EXTENSION EXERCISED	160	160	268	307
SR-LUCERNE-10	TAYLOR TRUSTS, MARVIN &	ACT	KS	SHERIDAN	13, 14, 15, 23	8S	27W	N/2 & S/2 SEC 13; S/2 SEC 14; S/2 SEC 15; N/2 & S/2 SEC 23	9/21/2006	9/21/2006	9/21/2014	3 YR + 5	5 YR EXTENSION EXERCISED	1920	1152	264	627
SR-LUCERNE-10A	LARRY TAYLOR REV TRUST	ACT	KS	SHERIDAN	13, 15, 23	8S	27W	S/2 SEC 13; S/2 SEC 15; S/2 SEC 23	9/21/2006	9/21/2006	9/21/2014	3 YR + 5	5 YR EXTENSION EXERCISED	960	192	265	113
SR-LUCERNE-10B	TAYLOR FAMILY REV TRUST	ACT	KS	SHERIDAN	13, 15, 23	8S	27W	S/2 SEC 13; S/2 SEC 15; S/2 SEC 23	9/21/2006	9/21/2006	9/21/2014	3 YR + 5	5 YR EXTENSION EXERCISED	960	192	265	117
SR-LUCERNE-10C	DALE L. TAYLOR TRUST	ACT	KS	SHERIDAN	13, 15, 23	8S	27W	S/2 SEC 13; S/2 SEC 15; S/2 SEC 23	9/21/2006	9/21/2006	9/21/2014	3 YR + 5	5 YR EXTENSION EXERCISED	960	192	265	115
SR-LUCERNE-10D	ROBERT S. SMITH FAMILY TR	ACT	KS	SHERIDAN	13, 15, 23	8S	27W	S/2 SEC 13; S/2 SEC 15; S/2 SEC 23	9/21/2006	9/21/2006	9/21/2014	3 YR + 5	5 YR EXTENSION EXERCISED	960	193	265	119
SR-LUCERNE-11	TAYLOR FARMS, LLC	ACT	KS	SHERIDAN	18	8S	26W	S/2 SE/4 & S/2 SW/4 SECTION 18-T8S-R26W	9/21/2006	9/21/2006	9/21/2014	3 YR + 5	5 YR EXTENSION EXERCISED	160	80	264	629
SR-LUCERNE-11A	MOSIER, MARY N. & RICHARD	ACT	KS	SHERIDAN	18	8S	26W	S/2 SE/4 & S/2 SW/4 SECTION 18-T8S-R26W	9/21/2006	9/21/2006	9/21/2014	3 YR + 5	5 YR EXTENSION EXERCISED	160	80	264	629
SR-LUCERNE-20	JAMISON FAMILY TRUST	ACT	KS	SHERIDAN	17	8S	26W	S/2 SECTION 17-T8S-R26W	9/21/2006	9/21/2006	9/21/2014	3 YR + 5	5 YR EXTENSION EXERCISED	320	160	264	575
SR-LUCERNE-20A	JAMISON FAMILY TRUST	ACT	KS	SHERIDAN	17	8S	26W	S/2 SECTION 17-T8S-R26W	9/21/2006	9/21/2006	9/21/2014	3 YR + 5	5 YR EXTENSION EXERCISED	320	160	264	573
SR-LUCERNE-34	BROWN, BRANT M. & LULA J.	ACT	KS	SHERIDAN	16	8S	27W	NE/4 LESS TRACT, NW/4 LESS TRACT SECTION 14-T8S-R27W	11/10/2009	11/10/2009	11/10/2012	3 YR		318	318	279	976
SR-LUCERNE-35	BROWN, BRANT M. & LULA J.	ACT	KS	SHERIDAN	22	8S	27W	ALL OF THE PART OF N/2 LYING S OF RR SECTION 22-T8S-R27W	11/10/2009	11/10/2009	11/10/2012	3 YR		113	113	279	974
SR-LUCERNE-36	BROWN, LOUIE D. & JANICE	ACT	KS	SHERIDAN	22	8S	27W	ALL OF THE PART OF N/2 LYING N OF RR SECTION 22-T8S-R27W	11/10/2009	11/10/2009	11/10/2012	3 YR		197	197	279	972
SR-LUCERNE-37	BROWN, TERRY WADE	ACT	KS	SHERIDAN	22	8S	27W	SW SW NW	11/10/2009	11/10/2009	11/10/2012	3 YR		10	10	279	979
SR-LUCERNE-7	TREU, MABLE	ACT	KS	SHERIDAN	4	7S	26W	E/2 SECTION 4-T7S-R26W	9/21/2006	9/21/2006	9/21/2014	3+5YR	5 YR EXTENSION EXERCISED	320	320	264	623
SR-LUCERNE-8	TREU, WILLARD & BETTY	ACT	KS	SHERIDAN	3	7S	26W	SW/4 SECTION 3-T7S-R26W	9/21/2006	9/21/2006	9/21/2014	3+5YR	5 YR EXTENSION EXERCISED	160	160	264	619
SR-LUCERNE-9	ELIZABETH KOSTER TRUST	ACT	KS	SHERIDAN	29,32	6S	26W	SE/4 SEC 29-T6S-R26W NE/4 SEC 32-T6S-R26W	9/21/2006	9/21/2006	9/21/2014	3+5YR	5 YR EXTENSION EXERCISED	320	320	264	579
SR-LUCERNE-40	MCMK PROPERTIES	ACT	KS	SHERIDAN	35	7S	26W	NW/4, NE/4 & SW/4 SEC 35-T7S-R26W	3/16/2010	3/16/2010	3/16/2013	3+3YR	3 YR EXTENSION AVAILABLE ($10/3)	480	480	280	914
SR-LUCERNE-41	STRETCHER, JAY	ACT	KS	SHERIDAN	26	7S	26W	E/2 SEC 26-T7S-R26W	3/22/2010	3/22/2010	3/22/2013	3+3YR	3 YR EXTENSION AVAILABLE ($10/3)	320	320	280	982
SR-LUCERNE-42	NIBLOCK, DONALD & MARY	ACT	KS	SHERIDAN	3	8S	26W	W/2SW/4 SEC 3-T8S-R26W	4/9/2010	4/9/2010	4/9/2013	3+3YR	3 YR EXTENSION AVAILABLE ($10/3)	80	80	280	984
SR-LUCERNE-43	SCHIEFERECKE LIVING TRUST	ACT	KS	SHERIDAN	2,3	8S	26W	W/2 SEC 2-T8S-R26W; E/2SW/4 & SE/4 SEC 3-T8S-R26W	4/9/2010	4/9/2010	4/9/2013	3+3YR	3 YR EXTENSION AVAILABLE ($10/3)	560	560	280	986
SR-LUCERNE-44	SCHWARTZ, ANTHONY & CHERY	ACT	KS	SHERIDAN	10,15	8S	26W	ALL OF SEC 10-T8S-R26W; N/2 SEC 15-T8S-R26W	4/14/2010	4/14/2010	4/14/2013	3+3YR	3 YR EXTENSION AVAILABLE ($15/3)	960	960	281	53
SR-LUCERNE-45	LEMON, RONALD E. & TERESE	ACT	KS	SHERIDAN	3	8S	26W	NE/4 SEC 3-T8S-R26W	4/15/2010	4/15/2010	4/15/2013	3+3YR	3 YR EXTENSION AVAILABLE ($15/3)	160	160	281	61
SR-LUCERNE-46	SCHIEFERECKE LIVING TRUST	ACT	KS	SHERIDAN	2	8S	26W	SE/4 SEC 2-T8S-R26W	4/22/2010	4/22/2010	4/22/2013	3+3YR	3 YR EXTENSION AVAILABLE ($10/3)	160	160	281	177
SR-LUCERNE-47	ELAND, KENNETH & JESSICA	ACT	KS	SHERIDAN	2	8S	26W	NE/4 SEC 2-T8S-R26W	7/30/2010	7/30/2010	7/30/2013	3+3	3 YR EXTENSION AVAILABLE ($10/3)	160	80	281	709
SR-LUCERNE-47A	NONDORF, WILLIAM & SHELLY	ACT	KS	SHERIDAN	2	8S	26W	NE/4 SEC 2-T8S-R26W	7/30/2010	7/30/2010	7/30/2013	3+3YR	3 YR EXTENSION AVAILABLE ($10/3)	160	80	281	712
															12,518.00		

EXHIBIT "A-1"

Attached to and made a part of that certain Purchase and Sale Agreement by and between
BlueRidge Petroleum Corporation, et al. and Circle Star Energy Corporation

BlueRidge Petroleum
Solomon River Leasehold

Decatur County, Kansas

Lease Number	Lease Name	Status	State	County	Section	Township	Range	Lease Description	Lease Date	Expiration Date	Lease Term	Gross Acres	Net Acres	Volume	Page
SR-JENNINGS-2	VACURA, DEAN & DOROTHY	ACT	KS	DECATUR	20,16	4S	27W	S/2 SEC 20-T4S-R27W; SW/4 SEC 16-T4S-R27W	11/7/2006	11/7/2014	3+5YR	480	480	B9	184
SR-JENNINGS-3	VACURA, FRANCES	ACT	KS	DECATUR	17,18,20	4S	27W	SE/4,SW/4 SEC 17,E/2 SEC 18,E/2NE, W/2NE, E/2NW, W/2NW SEC 20	11/7/2006	11/7/2014	3+5YR	960	960	B9	186
SR-JENNINGS-4	SYLVESTER RITTER FARMS	ACT	KS	DECATUR	29,30,31,6	4,5	27W	SWNE, W/2, W/2SE, SESE 31,N/2SW 29,NE, N/2SE 30,E/2,NW 6-5-27	11/7/2006	11/7/2014	3+5YR	1280	1280	B9	168
SR-LIBERTY-1	WEIBERT, S. WARREN/CAROL	ACT	KS	DECATUR	34	2S	29W	N/2 & SE/4 SEC 34-T2S-R29W	11/7/2006	11/7/2014	3+5YR	480	480	B9	136
SR-LIBERTY-2	TALLY, GERRY & THERESA	ACT	KS	DECATUR	28	2S	29W	NE/4 SEC 28-T2S-R29W	11/8/2005	5/8/2014	3.5+5YR	160	160	B4	448
SR-LIBERTY-3	TALLY, GERRY & THERESA	ACT	KS	DECATUR	21,27	2S	29W	SE/4 & S/2 SW/4 SEC 21-T2S-R29W; NW/4 & SE/4 SEC 27-T2S-R29W	11/8/2005	5/8/2014	3.5+5YR	550	550	B4	446
SR-LIBERTY-4	ELBERT MAY, INC.	ACT	KS	DECATUR	30	2S	29W	N/2 SEC 30-T2S-R29W	11/7/2006	11/7/2014	3+5YR	320	320	B9	84
SR-LIBERTY-5	POLLNOW, LOUISE J.	ACT	KS	DECATUR	31	2S	29W	W/2 & SE/4 SEC 31-T2S-R29W ** SEE ALSO SR-OBERLIN-36 **	11/7/2006	11/7/2014	3+5YR	480	480	B9	108
SR-LIBERTY-6	POLLNOW, LUETTA J.	ACT	KS	DECATUR	23	2S	29W	SW/4 SEC 23-T2S-R29W	11/7/2006	11/7/2014	3+5YR	160	160	B9	130
SR-LIBERTY-7	TORLYEMKE FARM UNIT TRUST	ACT	KS	DECATUR	35	2S	29W	PART OF N/2 & SW/4 LESS TRACTS SEC 35-T2S-R29W	11/7/2006	11/7/2014	3+5YR	433	433	B9	138
SR-LIBERTY-8	VOTAPKA, DALE A. & CHERYL	ACT	KS	DECATUR	26,35	2S	29W	ALL OF SEC 26-T2S-R29W;W/2SW/4 SEC 36-T2S-R29W	11/7/2006	11/7/2014	3+5YR	720	720	B9	134
SR-LIBERTY-9	SCOTT, DONALD D. & ALENE	ACT	KS	DECATUR	22,33	2S	29W	S/2NW/4, N/2SW/4, N 85 AC OF SE/4 SEC 22-2-29;W/2NW/4 SEC 33-2-29	11/7/2006	11/7/2014	3+5YR	320	320	B9	126
SR-LIBERTY-10	VOTAPKA, JACQUELINE ET AL	ACT	KS	DECATUR	24,25	2S	29W	NE/4 & S/2 SEC 24-T2S-R29W;SW/4 SEC 25-T2S-R29W	11/7/2006	11/7/2014	3+5YR	640	520	B9	122
SR-LIBERTY-10A	FORTIN, STEVEN & SHELLI	ACT	KS	DECATUR	25	2S	29W	148 ACRES IN THE SW/4 SEC 25-T2S-R29W	12/9/2009	12/9/2014	5 YR	148	75	B18	908
SR-LIBERTY-10B	BAXTER, JANELL & BARRY	ACT	KS	DECATUR	25	2S	29W	SW/4 SEC 25-T2S-R29W	12/22/2009	12/22/2014	5 YR	160	12	B19	104
SR-LIBERTY-10C	WHITE, JODI & BRETT	ACT	KS	DECATUR	25	2S	29W	SW/4 SEC 25-T2S-R29W	12/22/2009	12/22/2014	5 YR	160	12	B19	102
SR-LIBERTY-10D	WINTER, JILL & CADE	ACT	KS	DECTUR	25	2S	29W	SW/4 SEC 25-T2S-R29W	12/22/2009	12/22/2014	5 YR	160	12	B19	128
SR-LIBERTY-10E	WEBER, RICHARD & LINDA	ACT	KS	DECATUR	25	2S	29W	A 5.5 ACRE TR IN THE SW/4 SEC 25-T2S-R29W	12/16/2009	12/16/2014	5 YR	5.5	5.5	B18	906
SR-LIBERTY-10F	VOTAPKA, DANIEL & LISA	ACT	KS	DECATUR	25	2S	29W	A 6.6 ACRE TRACT IN THE SW/4 SEC 25-T2S-R29W	12/9/2009	12/9/2014	5 YR	6.6	6.6	B18	904
SR-LIBERTY-11	JVR RANCH, INC.	ACT	KS	DECATUR	29	2S	29W	ALL OF SEC 29-T2W-R29W	11/7/2006	11/7/2014	3+5YR	640	640	B9	57
SR-LIBERTY-12	BROWN, DOUGLAS & PATRICIA	ACT	KS	DECATUR	23	2S	29W	E/2 LESS TRACT SEC 23-T2S-R29W	11/7/2006	11/7/2014	3+5YR	320	320	B9	84
SR-LIBERTY-13	BROKER, JANICE M.	ACT	KS	DECATUR	13,36	2S	29W	S/2 SEC 13-T2S-R29W;PART OF SW/4 SEC 36-T2S-R29W	11/7/2006	11/7/2014	3+5YR	388	388	B9	72
SR-LIBERTY-14	EILER, DANNY ET AL	ACT	KS	DECATUR	25	2S	29W	E/2 SEC 25-T2S-R29W	11/7/2006	11/7/2014	3+5YR	320	320	B9	78
SR-LIBERTY-15	D. KARON SCOTT REV LIV TR	ACT	KS	DECATUR	22	2S	29W	SW/4SW/4, SE/4SW/4, 5.75 AC OF SE/4 SEC 22-T2S-R29W	11/7/2006	11/7/2014	3+5YR	160	160	B9	74
SR-LIBERTY-16	BREMER, JOHN E. & DIANNE	ACT	KS	DECATUR	36	2S	29W	NE/4 SEC 36-T2S-R29W	11/7/2006	11/7/2014	3+5YR	161	53.67	B9	76
SR-LIBERTY-16A	TOMASCH, LINDA J.	ACT	KS	DECATUR	36	2S	29W	NE/4 SEC 36-T2S-R29W	11/7/2006	11/7/2014	3+5YR	161	53.67	B9	148
SR-LIBERTY-16B	BREMER, DAVID G.	ACT	KS	DECATUR	36	2S	29W	NE/4 SEC 36-T2S-R29W	11/7/2006	11/7/2014	3+5YR	161	53.66	B9	150
SR-LIBERTY-17	SHAW, RICHARD E. ET AL	ACT	KS	DECATUR	20,28,33	2S	29W	E/2 SEC 20-T2S-R29W; SW/4 SEC 28-T2S-R29W;E/2 SEC 33-T2S-R29W	11/7/2006	11/7/2014	3+5YR	800	800	B9	66
SR-LIBERTY-18	KY DEHLINGER KANSAS LV	ACT	KS	DECATUR	24,36	2S	29W	NW/4 SEC 24-T2S-R29W;N/2SE/4 & SE/4SE/4 SEC 36-T2S-R29W	11/7/2006	11/7/2014	3+5YR	285	285	B9	63
SR-LIBERTY-19	SCOTT, LANNETTE	ACT	KS	DECATUR	27,33	2S	29W	NE/4 SEC 27-T2S-R29W;E/2NW/4 SEC 33-T2S-R29W	11/7/2006	11/7/2014	3+5YR	240	120	B9	62
SR-LIBERTY-19A	SCOTT, GARY	ACT	KS	DECATUR	27,33	2S	29W	NE/4 SEC 27-T2S-R29W;E/2NW/4 SEC 33-T2S-R29W	11/7/2006	11/7/2014	3+5YR	240	120	B9	80
SR-LIBERTY-20	MAY, MARTIN & EVELYN TR	ACT	KS	DECATUR	34,15	2S	29,30	SW/4 SEC 34-T2S-R29W;NW/4, E/2, SW/4 SEC 15-T2S-R30W	11/7/2006	11/7/2014	3+5YR	757	757	B9	60
SR-LIBERTY-21	OBERLIN CHAPTER #106 OES	ACT	KS	DECATUR	26	2S	29W	NW/4 SEC 26-T2S-R29W	1/29/2010	1/29/2013	3+	160	160	B19	98
SR-LIBERTY-22	OLSON, CONNIE & GERALD	ACT	KS	DECATUR	32	2S	29W	SW/4 SEC 32-T2S-R29W	1/30/2010	1/30/2013	3+	160	160	B19	100
SR-LIBERTY-23	CITY OF OBERLIN	ACT	KS	DECATUR	35	2S	29W	SE/4 LESS TRACTS SEC 35-T2S-R29W	2/18/2010	2/18/2013	3+	134.56	134.56	B19	304
SR-LIBERTY-24	SALVAGE GAS SERVICE INC.	ACT	KS	DECATUR	36	2S	29W	NW/4 LESS TRACT SEC 36-T2S-R29W	1/29/2010	1/29/2013	3	154.48	154.48	B19	106
SR-LIBERTY-25	HALL, MARY E. & DEAN V.	ACT	KS	DECATUR	27	2S	29W	SW/4 SEC 27-T2S-R29W	4/22/2010	4/22/2013	3+3YR	160	40	B19	694
SR-LIBERTY-25A	STEELE, GEORGE A. & MARY	ACT	KS	DECATUR	27	2S	29W	SW/4 SEC 27-T2S-R29W	4/22/2010	4/22/2013	3+3YR	160	40	B19	692
SR-LIBERTY-25B	STEELE, CHARLES & NANETTE	ACT	KS	DECATUR	27	2S	29W	SW/4 SEC 27-T2S-R29W	4/22/2010	4/22/2013	3+3YR	160	40	B19	787
SR-LIBERTY-25C	HALL, ANN STEELE	ACT	KS	DECATUR	27	2S	29W	SW/4 SEC 27-T2S-R29W	4/22/2010	4/22/2013	3+3YR	160	40	B19	785
SR-LIBERTY-26	LAWSON, JANICE L.	ACT	KS	DECATUR	33	2S	29W	SW/4 SECTION33-T2S-R29W	8/11/2010	8/11/2013	3 YR	160	160	B20	8
SR-LOGAN-1	GARDINER, JULIE	ACT	KS	DECATUR	20	2S	30W	SE/4 SEC 20-T2S-R30W	11/7/2006	11/7/2014	3+5YR	160	53.33	B9	176
SR-LOGAN-2	LEITNER, DANNY JOE & JEAN	ACT	KS	DECATUR	6,7	2S	30W	SE/4NW/4 5;NE/4NW/4, W/2W/2, S/2NE/4, SE/4NW/4, E/2SW/4,SE/4 7	11/7/2006	11/7/2014	3+5YR	573	573	B9	178
SR-LOGAN-3	HELMKAMP FARMS, INC.	ACT	KS	DECATUR	20,17,16,21,28	2S	30W	SE 20,E/2E/2, SWNE, SENW, NWSE 17,ALL 16, ALL 21,NW 28	11/7/2006	11/7/2014	3+5YR	1863	1756.34	B9	180
SR-LOGAN-3A	BREWER, LORI	ACT	KS	DECATUR	20	2S	30W	SE/4 SEC 20-T2S-R30W	12/8/2006	12/8/2014	3+5YR	160	53.34	B9	320
SR-LYON-1	GILLESPIE, DENA	ACT	KS	DECATUR	14,26,27,34,28,36,21	5S	27W	SE, NE 14;SW 26;SE 27;SW 34;NE 28;W/2W/2 36;S/2NE 21	11/7/2006	11/7/2014	3+5YR	1200	1200	B9	104
SR-LYON-2	KRIZEK, KENNETH & VIOLET	ACT	KS	DECATUR	9,10,15	5S	27W	SW & N/2SE/4 SEC 9-5-27;W/2SW/4 SEC 10-5-27;NW/4 SEC 15-5-27	11/7/2006	11/7/2014	3+5YR	480	480	B9	162
SR-LYON-3	KRIZEK FAMILY PARTNERSHIP	ACT	KS	DECATUR	16	5S	27W	NW/4 & W/2SW/4 SEC 16-T5S-R27W	11/7/2006	11/7/2014	3+5YR	240	240	B9	166
SR-LYON-4	KRIZEK, LEONARD	ACT	KS	DECATUR	9,10	5S	27W	S/2SE/4 SEC 9-T5S-R27W;E/2SW/4 SEC 10-T5S-R27W	11/7/2006	11/7/2014	3+5YR	160	160	B9	160
SR-LYON-5	HARTZOG, DARYL & MARJORIE	ACT	KS	DECATUR	21,22,26	5S	27W	N/2NE/4, SW/4,SE/4 SEC 21-5-27;SW/4 SEC 22-5-27; NW/4 SEC 26-5-27	11/7/2006	11/7/2014	3+5YR	726	726	B9	168
SR-LYON-6	NOONE, MARY L.	ACT	KS	DECATUR	1,2,13	5S	27W	NW/4 SEC 1-T5S-R27W; N/2NE/4 SEC 2-T5S-R27W; NW/4 SEC 13-T5S-R27W	11/7/2006	11/7/2014	3+5YR	400	360	B9	170
SR-LYON-6A	BRODNER, DOROTHY	ACT	KS	DECATUR	13	5S	27W	NW/4 SEC 13-T5S-R27W	12/16/2009	12/16/2014	5 YR	160	20	B18	882
SR-LYON-6B	BOISE, MARGARET	ACT	KS	DECATUR	13	5S	27W	NW/4 SEC 13-T5S-R27W	12/16/2009	12/16/2014	5 YR	160	20	B18	884
SR-LYON-7	CHANDE, MERL & RUTH E.	ACT	KS	DECATUR	11	5S	27W	SE/4 SEC 11-T5S-R27W	11/7/2006	11/7/2014	3+5YR	160	160	B9	174
SR-LYON-8	SYLVESTER RITTER FARMS	ACT	KS	DECATUR	4,5,9	5S	27W	SE/4 SEC 4-T5S-R27W; N/2SE/4 SEC 5-T5S-R27W; N/2 SEC 9-T5S-R27W	11/7/2006	11/7/2014	3+5YR	560	560	B9	172
SR-LYON-9	BAILEY, ELWOOD & NORINE	ACT	KS	DECATUR	25	5S	27W	SW/4 & NW/4 SEC 25-T5S-R27W	11/7/2006	11/7/2014	3+5YR	320	240	B9	68
SR-LYON-9A	MANGUS, CHARLENE & DANNY	ACT	KS	DECATUR	25	5S	27W	NW/4 & SW/4 SEC 25-T5S-R27W	12/16/2009	12/16/2014	5 YR	320	13.32	B19	113
SR-LYON-9B	BAILEY, CECIL L.	ACT	KS	DECATUR	25	5S	27W	NW/4 & SW/4 SEC 25-T5S-R27W	12/16/2009	12/16/2014	5 YR	320	13.32	B19	325
SR-LYON-9C	TOPLIFF, CAROL & JOHN	ACT	KS	DECATUR	25	5S	27W	NW/4 & SW/4 SEC 25-T5S-R27W	12/16/2009	12/16/2014	5 YR	320	13.32	B19	117
SR-LYON-9D	HOPSON, THERESA & LESLEY	ACT	KS	DECATUR	25	5S	27W	NW/4 & SW/4 SEC 25-T5S-R27W	12/16/2009	12/16/2014	5 YR	320	13.32	B19	115
SR-LYON-9E	MOODY, TAMMY & BEAU	ACT	KS	DECATUR	25	5S	27W	NW/4 & SW/4 SEC 25-T5S-R27W	12/16/2009	12/16/2014	5 YR	320	13.32	B18	898
SR-LYON-9F	BAILEY, TIMOTHY & ANN	ACT	KS	DECATUR	25	5S	27W	NW/4 & SW/4 SEC 25-T5S-R27W	12/16/2009	12/16/2014	5 YR	320	13.32	B18	900
SR-LYON-10	LARUE, DON	ACT	KS	DECATUR	3	5S	27W	NW/4 SEC 3-T5S-R27W	11/15/2006	11/15/2014	3+5YR	160	40	B9	152
SR-LYON-10A	LARUE, RAY & VIRGINIA	ACT	KS	DECATUR	3	5S	27W	NW/4 SEC 3-T5S-R27W	11/15/2006	11/15/2014	3+5YR	160	40	B9	156
SR-LYON-10B	LARUE, MARTIN & DARLENE	ACT	KS	DECATUR	3	5S	27W	NW/4 SEC 3-T5S-R27W	11/15/2006	11/15/2014	3+5YR	160	40	B9	158
SR-LYON-10C	HENRY ABBIE JEAN & VIRGIL	ACT	KS	DECATUR	3	5S	27W	NW/4 SEC 3-T5S-R27W	11/15/2006	11/15/2014	3+5YR	160	40	B9	154
SR-LYON-12	WOLF, STEPHEN	ACT	KS	DECATUR	13,23	5S	27W	SE/4 SEC 13-T5S-R27W;S/2 SEC 23-T5S-R27W	12/7/2006	12/7/2014	3+5YR	480	160	B9	422
SR-LYON-12A	WOLF, VERA H. & MASON W.	ACT	KS	DECATUR	13,23	5S	27W	SE/4 SEC 13-T5S-R27W;S/2 SEC 23-T5S-R27W	12/7/2006	12/7/2014	3+5YR	480	160	B9	394
SR-LYON-12B	WOLF, MASON W. JR.	ACT	KS	DECATUR	23	5S	27W	S/2 SEC 23-T5S-R27W	4/9/2010	4/9/2015	5 YR	320	80	B19	309
SR-LYON-12C	GLAD, TENLEY & VINCENT	ACT	KS	DECATUR	23	5S	27W	S/2 SEC 23-T5S-R27W	12/14/2009	12/14/2014	5 YR	320	80	B18	886
SR-LYON-12D	WOLF, MARY K. REV TRUST	ACT	KS	DECATUR	13	5S	27W	SE/4 SEC 13-T5S-R27W	12/10/2009	12/10/2014	5 YR	160	80	B18	880
SR-LYON-12E	WOLF, MASON W REV TRUST	ACT	KS	DECATUR	13	5S	27W	SE/4 SEC 13-T5S-R27W	12/9/2009	12/9/2014	5 YR	160	80	B19	111
SR-OBERLIN-5A	TOPHANE, MARILYN & RONALD	ACT	KS	DECATUR	16	3S	29W	101 ACRES IN THE S/2SE/4 SEC 16-T3S-R29W	11/13/2009	11/13/2014	5 YR	101	25	B18	912
SR-OBERLIN-6A	COLEMAN, MIRLA & MICHAEL	ACT	KS	DECATUR	23	3S	29W	SW/4 SEC 23-T3S-R29W	12/3/2009	12/3/2014	5 YR	160	40	B18	916
SR-OBERLIN-6B	MAUSER, MARTHA & TIMOTHY	ACT	KS	DECATUR	23	3S	29W	SW/4 SEC 23-T3S-R29W	12/7/2009	12/7/2014	5 YR	160	40	B18	914
SR-OBERLIN-12	SHELTON, ARTHUR L.	ACT	KS	DECATUR	16	4S	29W	NW/4 SEC 16-T4S-R29W	11/22/2006	11/22/2014	3+5YR	160	160	B6	379
SR-OBERLIN-13	BROOK, ELWOOD & TWILSA	ACT	KS	DECATUR	29	4S	29W	N/2 & W/2SW/4 SEC 29-T4S-R29W	1/5/2006	1/5/2014	3+5YR	380	380	B6	952
SR-OBERLIN-14	LARSON, WAYNE C. & LOIS B	ACT	KS	DECATUR	7,18	3S	29W	NW/4 & NE/4 SEC 7-T3S-R29W;ALL OF SEC 18-T3S-R29W	11/7/2006	11/7/2014	3+5YR	960	960	B9	124
SR-OBERLIN-16	DOLE, LORRAINE & ROBERT	ACT	KS	DECATUR	7	3S	29W	S/2 SEC 7-T3S-R29W	11/7/2006	11/7/2014	3+5YR	320	240	B8	182
SR-OBERLIN-16A	LARSON, WAYNE & LOIS	ACT	KS	DECATUR	7	3S	29W	S/2 SEC 7-T3S-R29W	11/12/2009	11/12/2014	5 YR	320	80	B18	910

EXHIBIT "A-1"
Attached to and made a part of that certain Purchase and Sale Agreement by and between
BlueRidge Petroleum Corporation, et al. and Circle Star Energy Corporation

BlueRidge Petroleum
Solomon River Leasehold

Decatur County, Kansas

Lease Number	Lease Name	Status	State	County	Section	Township	Range	Lease Description	Lease Date	Expiration Date	Lease Term	Gross Acres	Net Acres	Volume	Page
SR-OBERLIN-17	BRYAN,RONALD, RODNEY,KEM	ACT	KS	DECATUR	17,20	3S	29W	S/2 SEC 17-T3S-R29W,NE/4 SEC 20-T3S-R29W	11/7/2006	11/7/2014	3+5YR	480	480	99	122
SR-OBERLIN-22	MOORE TRUST, FERN E.	ACT	KS	DECATUR	28,35,2	3S	29W	W/2 SEC 28-3-29,S/2W/2 & SE/4 SEC 35-3-29,W/2W/2 SEC 2-3-29	9/27/2005	9/27/2012	3+3Y	800	720	93	230
SR-OBERLIN-27	LOYD T. MOORE TRUST	ACT	KS	DECATUR	2,3	3S	29W	W/2W/2 SEC 2-T3S-R29W,E/2NW/4 SEC 3-T3S-R29W	9/27/2005	9/27/2012	3+3YR	240	160	93	232
SR-OBERLIN-33	STEINMETZ, DIANA & SAMUEL	ACT	KS	DECATUR	6	3S	29W	W/2 SEC 6-T3S-R29W	11/7/2006	11/7/2014	3+5YR	320	320	99	108
SR-OBERLIN-38	POLLNOW, LOUISE J.	ACT	KS	DECATUR	5,6	3S	29W	NW/4 SEC 5-T3S-R29W,NE/4 SEC 6-T3S-R29W **SEE ALSO SR-LIBERTY-5**	11/7/2006	11/7/2014	3+5YR	320	320	99	106
SR-OBERLIN-40	UFFORD, CALVIN ET AL	ACT	KS	DECATUR	10	3S	29W	SE/4 SEC 10-T3S-R29W	11/7/2006	11/7/2014	3+5YR	160	160	99	110
SR-OBERLIN-44	UFFORD, CALVIN ET AL	ACT	KS	DECATUR	15	3S	29W	NE/4 SEC 15-T3S-R29W	11/7/2006	11/7/2014	3+5YR	160	160	99	118
SR-OBERLIN-50	BROWN, KEVIN J. & CAROL	ACT	KS	DECATUR	12	3S	29W	E/2NW/4 LESS ROW & TRACT SEC 12-T3S-R29W	11/7/2006	11/7/2012	3+3YR	63	63	99	116
SR-OBERLIN-53	BARRETT, JAMES C. & DIANE	ACT	KS	DECATUR	16,21	3S	29W	SW/4 SEC 16-T3S-R29W,N/2 LESS TRACT SEC 21-T3S-R29W	11/7/2006	11/7/2014	3+5YR	469	469	95	120
SR-OBERLIN-56	SHAW, JOEL & TAMARA	ACT	KS	DECATUR	9	3S	29W	NW/4 SEC 9-T3S-R29W	11/7/2006	11/7/2014	3+5YR	160	160	99	86
SR-OBERLIN-57	KEITH SAUVAGE & SONS INC.	ACT	KS	DECATUR	9,10,11,16	3S	29W	S/2 LESS W/2SW 9-3-29,E/2NE 10-3-29,W/2NW, SW 11-3-29,N/2 16-3-29	11/7/2006	11/7/2014	3+5YR	888	888	99	88
SR-OBERLIN-58	BREMER, FRED & HENRIETTA	ACT	KS	DECATUR	26,27,30,35	4S	28W	S/2 SEC 26-4-28,SE/4 SEC 27-4-28,NW/4 SEC 35-4-28,NW SEC 36-4-28	11/22/2006	11/22/2014	3+5YR	800	800	99	382
SR-OBERLIN-59	SIMPSON, DAVID L.	ACT	KS	DECATUR	8	3S	29W	NW/4 SEC 8-T3S-R29W	1/5/2006	1/5/2014	3+5YR	160	160	95	548
SR-OBERLIN-61	SIMPSON, DAVID L.	ACT	KS	DECATUR	8	3S	29W	N/2NE/4 SEC 8-T3S-R29W	1/5/2006	1/5/2014	3+5YR	80	80	95	544
SR-OBERLIN-62	SIMPSON, DAVID L.	ACT	KS	DECATUR	5	3S	29W	SW/4 SEC 5-T3S-R29W	1/5/2006	1/5/2014	3+5YR	160	160	95	542
SR-OBERLIN-63	SIMPSON, DAVID L.	ACT	KS	DECATUR	5	3S	29W	SE/4 SEC 5-T3S-R29W	1/5/2006	1/5/2014	3+5YR	160	160	95	540
SR-OBERLIN-65	SIMPSON, DAVID L.	ACT	KS	DECATUR	8	3S	29W	SW/4 SEC 6-T3S-R29W	1/5/2006	1/5/2014	3+5YR	160	160	95	550
SR-OBERLIN-66	CRIST, TWILA	ACT	KS	DECATUR	8,9	3S	29W	S/2NE/4 & SE/4 SEC 8-T3S-R29W,W/2SW/4 SEC 9-T3S-R29W	1/5/2006	1/5/2014	3+5YR	320	320	95	546
SR-OBERLIN-67	ANDERSON TRUST, MERLIN W.	ACT	KS	DECATUR	26	4S	28W	NW/4 SEC 26-T4S-R28W	11/22/2006	11/22/2014	3+5YR	160	160	99	390
SR-OBERLIN-69	WASSON, DONALD I.	ACT	KS	DECATUR	16	4S	28W	SW/4 SEC 16-T4S-R28W	11/22/2006	11/22/2014	3+5YR	160	160	99	380
SR-OBERLIN-70	JENNINGS, LAWRENCE & BRET	ACT	KS	DECATUR	20,29	4S	28W	N/2 & SE/4 SEC 20-T4S-R28W,NE/4 SEC 29-T4S-R28W	11/22/2006	11/22/2014	3+5YR	640	640	99	386
SR-OBERLIN-71	JENNINGS FAMILY FARMS LLC	ACT	KS	DECATUR	21,28	4S	28W	S/2 & NW/4 SEC 21-T4S-R28W,N/2 SEC 28-T4S-R28W	11/22/2006	11/22/2014	3+5YR	800	800	99	388
SR-OBERLIN-72	SMITH, J. ELDON	ACT	KS	DECATUR	19	4S	28W	SW/4 SEC 19-T4S-R28W	11/22/2006	11/22/2014	3+5YR	160	160	99	384
SR-OBERLIN-73	AYERS, LARRY & BECKY	ACT	KS	DECATUR	19	4S	28W	NW/4 SEC 19-T4S-R28W	11/22/2006	11/22/2014	3+5YR	160	160	99	382
SR-OBERLIN-74	WELTER, MARY LOU ET AL	ACT	KS	DECATUR	16	3S	29W	SE/4 SEC 16-T3S-R29W	3/30/2010	3/30/2013	3 YR	160	160	819	829
SR-OBERLIN-75	MARTIN, LEE PHILLIP	ACT	KS	DECATUR	12	3S	29W	TWO TRACTS IN SW/4 SEC 12-T3S-R29W CONTAINING 11 ACRES	7/8/2010	7/8/2013	3+3 EXT	11	11	820	33
SR-OBERLIN-76	MARTIN, LEE PHILLIP	ACT	KS	DECATUR	32	2S	28W	W/2SE/4 AND E/2SW/4 SEC 32-T2S-R28W	7/8/2010	7/8/2013	3+3 EXT	160	160	820	30
SR-OBERLIN-77	FORTIN, JERRY W.	ACT	KS	DECATUR	32	2S	28W	NE/4SE/4 AND SE/4SE/4 AND TRACT IN SE/4NE/4 SEC 32-T2S-R28W	7/8/2010	7/8/2013	3 YR+3	82	82	820	112
SR-OBERLIN-78	POLLNOW, RITA	ACT	KS	DECATUR	6	3S	29W	SE/4 SEC 6-T3S-R29W	7/14/2010	7/14/2013	3+3	160	106.67	820	248
SR-OBERLIN-78A	ADDLEMAN, GEORGE & SHARON	ACT	KS	DECATUR	6	3S	29W	SE/4 SEC 6-T3S-R29W	7/14/2010	7/14/2013	3+3	160	53.33	820	246
SR-OBERLIN-79	STEINMETZ, SAMUEL & DIANA	ACT	KS	DECATUR	6	3S	28W	W/2SW/4 LESS TRACT SEC 6-T3S-R28W	7/15/2010	7/15/2013	3+3	78.5	78.5	820	124
SR-OBERLIN-80	MORFORD, GENE R. & MARSHA	ACT	KS	DECATUR	15	3S	29W	A TRACT IN THE SE/4 SEC 15-T3S-R29W	7/13/2010	7/13/2013	3+3	134	134	820	118
SR-OBERLIN-81	HAUGHTON, LARRY & MARY	ACT	KS	DECATUR	32	2S	28W	6 AC PART OF THE SE/4SW/4 SOUTH OF HIGHWAY 36 SEC 32-T3S-R28W	7/7/2010	7/7/2013	3+3	6	6	820	116
SR-OBERLIN-82	G&G PROPERTIES INVESTMENT	ACT	KS	DECATUR	6	3S	28W	25 AC IN NE/4SW/4 SEC 6-T3S-R28W	7/21/2010	7/21/2013	3+3	25	25	820	126
SR-OBERLIN-83	SIMONSSON, CONSTANCE/JOHN	ACT	KS	DECATUR	18	3S	28W	W/2 SEC 18-T3S-R28W	7/13/2010	7/13/2013	3+3	320	320	820	120
SR-OBERLIN-84	ABBEY, JAMES R. & DENISE	ACT	KS	DECATUR	32	2S	28W	32 ACRES IN E/2SW/4 SEC 32-T2S-R28W	7/16/2010	7/16/2013	3+3	32	32	820	233
SR-OBERLIN-85	BARRATT, RETA	ACT	KS	DECATUR	32	2S	28W	112 ACRES IN NE/4 SEC 32-T2S-R28W	7/1/2010	7/1/2013	3+3	112	112	820	109
SR-OBERLIN-86	L-T RANCH, INC.	ACT	KS	DECATUR	4	3S	29W	E/2 SEC 4-T3S-R29W	7/7/2010	7/7/2013	3+3	320	320	820	28
SR-OBERLIN-87	HAUGHTON, LARRY & MARY	ACT	KS	DECATUR	5	3S	28W	NW/4 LESS TR IN SEC 5-T3S-R28W	7/7/2010	7/7/2013	3+3	158.93	158.93	820	128
SR-OBERLIN-88	MOORE, LOYD T. & FERN E.	ACT	KS	DECATUR	3	3S	29W	SW/4 SEC 3-T3S-R29W	7/28/2010	7/28/2013	3 YR	160	160	820	238
SR-OBERLIN-89	MOORE, LOYD T. & FERN E.	ACT	KS	DECATUR	3	3S	29W	SE/4 SEC 3-T3S-R29W	7/28/2010	7/28/2013	3 YR	160	160	820	236
SR-OBERLIN-90	MAY, WALTER H. & BETTY M.	ACT	KS	DECATUR	4	3S	29W	NW/4 SEC 4-T3S-R29W	7/22/2010	7/22/2013	3+3YR	160	160	820	240
SR-OBERLIN-91	MAY, WALTER H. & BETTY M.	ACT	KS	DECATUR	4	3S	29W	SW/4 SEC 4-T3S-R29W	7/22/2010	7/22/2013	3+3YR	160	160	820	242
SR-OBERLIN-92	MAY, WALTER H. & BETTY M.	ACT	KS	DECATUR	5	3S	28W	NE/4 SEC 5-T3S-R29W	7/22/2010	7/22/2013	3+3 YR	160	160	820	244
SR-OBERLIN-93	BRYAN, JAMES E. & LEANNA	ACT	KS	DECATUR	6	3S	28W	W/2NW/4 LESS 2 TRACTS SEC 6-T3S-R28W	8/3/2010	8/3/2013	3+3YR	48	48	820	326
SR-OBERLIN-94	L-T RANCH, INC.	ACT	KS	DECATUR	14	3S	29W	NE/4SE/4 SEC 14-T3S-R29W	8/4/2010	8/4/2013	3+3YR	40	40	820	331
SR-OBERLIN-95	HIRSCH, STEVE W. & ANITA	ACT	KS	DECATUR	6	3S	28W	15 AC TR IN NE/4SW/4 SEC 6-T3S-R28W	8/5/2010	8/5/2013	3+3YR	15	15	820	389
SR-OBERLIN-96	CITY OF OBERLIN	ACT	KS	DECATUR	12	3S	29W	N/2NE/4 & SW/4NE/4 & NW/4SE/4 SECTION 12-T3S-R29W	10/12/2010	10/12/2013	3+3 YR EXT	169	169	821	211
SR-OBERLIN-97	WELTER, MARY & EMIG, IRVI	ACT	KS	DECATUR	15	3S	29W	W/2SW/4 SECTION 15-T3S-R29W	7/11/2010	7/11/2013	3+3 YR EXT	80	80	821	82
SR-OBERLIN-98A	STOWELL, WILLIAM ET AL	ACT	KS	DECATUR	12	3S	29W	SE/4NE/4 & E/2SE/4 SECTION 12-T3S-R29W	7/29/2010	7/29/2013	3 YR	120	60	820	327
SR-OBERLIN-98B	CUNNINGHAM, JULIE & GARY	ACT	KS	DECATUR	12	3S	29W	SE/4NE/4 & E/2SE/4 SECTION 12-T3S-R29W	8/3/2010	8/3/2013	3 YR	120	60	820	329
SR-OBERLIN-99	SHIRLEY B. HAYWARD REV TR	ACT	KS	DECATUR	6	3S	28W	SE/4SW/4 SECTION 6-T3S-R28W	7/13/2010	7/13/2013	3+3 EXT	40	40	820	122
SR-OBERLIN-100	LONG, SHANNA M. & BRAD D.	ACT	KS	DECATUR	12	3S	29W	A 29.28 AC TRACT IN NE/4SW/4 SEC 12-T3S-R29W	10/12/2010	10/12/2013	3 YR	29.28	29.28	821	214
SR-OBERLIN-101	GALLENTINE REV TRUSTS	ACT	KS	DECATUR	12	3S	29W	A 6.5 ACRE TRACT IN THE SW/4 SEC 12-T3S-R29W	10/12/2010	10/12/2013	3+3 YR EXT	6.5	6.5	821	217
SR-OBERLIN-102	CRAIG, CHRISTOPHER & MELI	ACT	KS	DECATUR	12	3S	29W	A 10.1 ACRE TRACT IN THE N/2SW/4 SECTION 12-T3S-R29W	10/12/2010	10/12/2013	3+3 YR EXT	10.1	10.1	821	197
SR-OBERLIN-105	BARTH, MICKLYN & RHONDA	ACT	KS	DECATUR	2	3S	29W	SE/4SW/4 SEC 2-T3S-R29W	10/13/2010	10/13/2013	3+3 YR EXT	40	40	821	80
SR-OBERLIN-106	OLSON, CONNIE & GERALD	ACT	KS	DECATUR	2	3S	29W	NE/4SW/4 SEC 2-T3S-R29W	10/12/2010	10/12/2013	3+3 YR EXT	40	40	821	79
SR-OBERLIN-107	MARIETTA, ALAN & JUDITH	ACT	KS	DECATUR	2	3S	29W	10 AC TR IN SE/4NW/4 SEC 2-T3S-R29W	10/13/2010	10/13/2013	3+ YR EXT	10	10	821	76
SR-OBERLIN-108	BROWN, SHARON K.	ACT	KS	DECATUR	2	3S	29W	NE/4NW/4 SEC 2-T3S-R29W	10/19/2010	10/19/2013	3+3 YR EXT	40	40	821	191
SR-OBERLIN-109	CECIL, JOHN BRADLEY	ACT	KS	DECATUR	10, 15	3S	29W	SW/4 SEC 10-T3S-R29W,NW/4 SEC 15-T3S-R29W	10/6/2010	10/6/2013	3+3 YR EXT	320	320	821	199
SR-OBERLIN-110	TALLY, GERRY N. & THERESA	ACT	KS	DECATUR	1, 12	3S	29W	PART OF NW/4 SEC 12-T3S-R29W,3 TRACTS IN SW/4 SEC 1-T3S-R29W	10/12/2010	10/12/2013	3+3 YR	37.15	37.15	821	258
SR-OBERLIN-111	RAY, ILA	ACT	KS	DECATUR	18	4S	28W	NE/4 SEC 18-T4S-R28W	10/7/2010	10/7/2013	3+3 YR	160	160	820	931
SR-OBERLIN-112	L-T RANCH, INC.	ACT	KS	DECATUR	3	3S	29W	SW/4NW/4 SEC 3-T3S-R29W	6/21/2011	6/21/2014	3 YR	40	40	822	584
SR-SAPPA-1	LARSON, CRAIG W. & KAREN	ACT	KS	DECATUR	13	3S	30W	S/2 & NW/4 SEC 13-T3S-R30W	11/7/2006	11/7/2014	3+5YR	480	480	99	100
SR-SAPPA-2	ELBERT MAY, INC.	ACT	KS	DECATUR	4,8	3S	30W	NW/4 SEC 4-T3S-R30W,W/2 SEC 8-T3S-R30W	11/7/2006	11/7/2014	3+5YR	480	440	99	92
SR-SAPPA-2A	HOLLE, LAVERNE LIVING TR	ACT	KS	DECATUR	4	3S	30W	NW/4 SEC 4-T3S-R30W	4/15/2010	4/15/2013	3 YR	160	120	819	457
SR-SAPPA-3	EUHUS, H. KENT & DIANA	ACT	KS	DECATUR	7	3S	30W	NE/4 & N/2SE/4 SEC 7-T3S-R30W	11/7/2006	11/7/2014	3+5YR	240	240	99	96
SR-SAPPA-4	MARTHA EUHUS FAMILY TRUST	ACT	KS	DECATUR	14	3S	30W	NW/4 SEC 14-T3S-R30W	11/7/2006	11/7/2014	3+5YR	160	160	99	102
SR-SAPPA-5	FLYING S PARTNERSHIP	ACT	KS	DECATUR	1,2,11	3S	30W	SW/4 SEC 1-T3S-R30W,S/2 SEC 2-T3S-R30W,NE/4 SEC 11-T3S-R30W	11/7/2006	11/7/2014	3+5YR	640	640	99	90
SR-SAPPA-6	LOIS CARLSON REV TRUST	ACT	KS	DECATUR	5	3S	30W	E/2 & E/2SW/4 SEC 5-T3S-R30W	11/7/2006	11/7/2014	3+5YR	391	391	99	94
SR-SAPPA-7	BRYAN, RONALD ET AL	ACT	KS	DECATUR	23	3S	30W	ALL OF SEC 23-T3S-R30W	11/7/2006	11/7/2014	3+5YR	640	642	99	104
SR-SAPPA-8	EUHUS, STUART & SHIRLEY	ACT	KS	DECATUR	11	3S	30W	NW/4 SEC 11-T3S-R30W	11/7/2006	11/7/2014	3+5YR	160	160	99	98
SR-SAPPA-9	SHIELDS REV TRUST	ACT	KS	DECATUR	12	3S	30W	S/2 SEC 12-T3S-R30W	11/7/2006	11/7/2014	3+3YR	320	320	99	140
SR-SAPPA-10	LOYD C. WALDO REV TRUST	ACT	KS	DECATUR	15,14	3S	30W	E/2 SEC 15-T3S-R30W,NE/4, SW/4 & SE/4 SEC 14-T3S-R30W	11/7/2006	11/7/2014	3+5YR	744	748	99	144
SR-SAPPA-11	FRED H. WALDO, INC.	ACT	KS	DECATUR	16,15	3S	30W	E/2 SEC 16-T3S-R30W,SW/4 SEC 15-T3S-R30W	11/7/2006	11/7/2014	3+5YR	480	480	99	146
SR-SAPPA-12	MEINTS FAMILY TRUST	ACT	KS	DECATUR	13	3S	30W	N/2 SEC 13-T3S-R30W	11/7/2006	11/7/2014	3+5YR	320	320	99	142
SR-SAPPA-13	LARSON, WAYNE C. & LOIS B	ACT	KS	DECATUR	13	3S	30W	NE/4 SEC 13-T3S-R30W	11/7/2006	11/7/2014	3+5YR	160	160	99	134
SR-SAPPA-14	ILKA D. LIPPELMANN TRUST	ACT	KS	DECATUR	16	3S	30W	SW/4 SEC 16-T3S-R30W	12/11/2006	12/11/2014	3+5YR	160	160	99	418
SR-SAPPA-15	3 MAY FARM, LLC	ACT	KS	DECATUR	6	3S	30W	E/2 & SW/4 SEC 6-T3S-R30W	12/11/2006	12/11/2014	3+5YR	480	480	99	420
SR-OBERLIN-7	METCALF, RJ & KAREN S.	ACT	KS	DECATUR	11	3S	29W	E/2NE/4 & N/2SE/4 SEC 11-T3S-R29W	12/12/2006	12/12/2012	3+3YR	160	160	86	24

BlueRidge Petroleum
Solomon River Leasehold

EXHIBIT 'A-1'

Attached to and made a part of that certain Purchase and Sale Agreement by and between
BlueRidge Petroleum Corporation, et al, and Circle Star Energy Corporation

Norton County, Kansas

Lease Number	Lease Name	Status	State	County	Section	Township	Range	Lease Description	Lease Date	Expiration Date	Lease Term	Gross Acres	Net Acres	Volume	Page
SR-NORCATUR-1	BISHOP, BRUCE E. & VERA	ACT	KS	NORTON	24	2S	25W	N/2NE/4 SEC 24-T2S-R25W	2/17/2007	2/17/2015	3+5YR	80	80	147A	685
SR-NORCATUR-2	SEBAUGH, DOROTHY B.	ACT	KS	NORTON	13	2S	25W	SW/4 SEC 13-T2S-R25W	2/19/2007	2/19/2015	3+5YR	160	160	147A	693
SR-NORCATUR-3	BOHL FARMS, LLC	ACT	KS	NORTON	13,25	2S	25W	SE/4 SEC 13-T2S-R25W;NW/4 SEC 25-T2S-R25W	2/19/2007	2/19/2015	3+5YR	320	320	147A	695
SR-NORCATUR-4	FLYING S P.S.	ACT	KS	NORTON	13	2S	25W	NE/4 SEC 13-T2S-R25W	2/19/2007	2/19/2015	3+5YR	160	160	147A	665
SR-NORCATUR-5	YOUNG, EVELYN F.	ACT	KS	NORTON	35	1S	25W	NE/4 SEC 35-T1S-R25W	3/1/2007	3/1/2015	3+5YR	160	160	148A	106
SR-NORCATUR-6	SUMNER, TODD & DEANNA	ACT	KS	NORTON	27,32,5	1,2	25W	SW/4 & SW/4NW/4 SEC 27-1-25;SW/4 SEC 32-1-25;NE/4 SEC 5-2-25	2/19/2007	2/19/2015	3+5YR	520	520	147A	639
SR-NORCATUR-7	APPLEGATE, RODNEY L.	ACT	KS	NORTON	24	1S	25W	SW/4 SEC 24-T1S-R25W	2/19/2007	2/19/2015	3+5YR	160	160	147A	633
SR-NORCATUR-8	LUCKERT, FRANK & JUDITH	ACT	KS	NORTON	5	2S	25W	SE/4SW/4 SEC 5-2-25	2/19/2007	2/19/2015	3+5YR	40	40	147A	659
SR-NORCATUR-9	JACKSON, FORREST & INEZ	ACT	KS	NORTON	19,30	2S	25W	E/2 SEC 19-T2S-R25W;E/2 SEC 30-T2S-R25W	2/19/2007	2/19/2015	3+5YR	640	640	147A	699
SR-NORCATUR-10	LONG BRANCH PROPERTIES	ACT	KS	NORTON	33,14,4,5	1,2	25W	SW/4 33-1-25;N/2SE/4 14-1-25;NW/4 4-2-25;N/2NW/4 5-2-25	2/19/2007	2/19/2015	3+5YR	480	480	147A	658
SR-NORCATUR-11	VOSS, WILLIAM A.	ACT	KS	NORTON	35	1S	25W	W/2 & SE/4 SEC 35-T1S-R25W	2/19/2007	2/19/2015	3+5YR	480	480	147A	643
SR-NORCATUR-12	SCHULZE, BRANDON & TERESA	ACT	KS	NORTON	34	1S	25W	SW/4 SEC 34-T1S-R25W	2/19/2007	2/19/2015	3+5YR	160	160	148A	42
SR-NORCATUR-13	LUCKERT, FRANK & JUDITH	ACT	KS	NORTON	34	1S	25W	E/2 SEC 34-T1S-R25W	2/19/2007	2/19/2015	3+5YR	320	320	147A	641
SR-NORCATUR-14	ANKENMAN, JOHN & JOANN	ACT	KS	NORTON	22,23,26,27,35	1S	25W	S/2SW 22;S/2S/2 23;N/2, SE 26;NE, N/2NW,SENW 27;NE 35	3/1/2007	3/1/2015	3+5YR	1160	1160	148A	286
SR-NORCATUR-15	LONG BRANCH PROERTIES LLC	ACT	KS	NORTON	13	1S	25W	W/2NE/4, NW/4SE/4, S/2NW/4 & N/2SW/4 SEC 13-T1S-R25W	2/19/2007	2/19/2015	3+5YR	280	280	148A	379
SR-NORCATUR-16	C & M PROPERTIES LMT	ACT	KS	NORTON	22,23,28	1S	25W	E/2 SEC 22-1-25;NW/4 SEC 23-1-25;N/2, N/2N/2SE/4 SEC 28-1-25	2/19/2007	2/19/2015	3+5YR	840	840	147A	631
SR-NORCATUR-17	RETKE, DALE & LUCILLE	ACT	KS	NORTON	25	1S	25W	SE/4 & S/2NE/4 SEC 25-T1S-R25W	2/19/2007	2/19/2015	3+5YR	240	240	147A	635
SR-NORCATUR-18	MEYERS, RUTH G.	ACT	KS	NORTON	13,24,25	1S	25W	S/2S/2, NESE & SENE 13-1-25;E/2NE,NWNE & E/2SE 24-1-25;NENE 25	2/19/2007	2/19/2015	3+5YR	480	480	147A	627
SR-NORCATUR-19	ANKENMAN, JOHN D.	ACT	KS	NORTON	36	1S	25W	NE/4 & N/2SE/4 SEC 36-T1S-R25W	2/19/2007	2/19/2015	3+5YR	240	240	147A	645
SR-NORCATUR-20	YUNT FAMILY TRUST	ACT	KS	NORTON	25	1S	25W	NW/4 & NW/4NE/4 SEC 25-T1S-R25W	2/19/2007	2/19/2015	3+5YR	200	200	147A	637
SR-NORCATUR-21	APPLEGATE REV LIV TRUSTS	ACT	KS	NORTON	14,23,24	1S	25W	E/2SW/4 & S/2SE/4SEC 14;N/2NE/4 SEC 23;SW/4NE/4 & W/2SE/4 SEC	2/19/2007	2/19/2015	3+5YR	360	360	147A	629
SR-NORCATUR-22	BRAUN, LANCE M.	ACT	KS	NORTON	1	2S	25W	E/2 SEC 1-T2S-R25W	2/19/2007	2/19/2015	3+5YR	320	320	147A	649
SR-NORCATUR-23	BRAUN, EDWARD A.	ACT	KS	NORTON	1	2S	25W	W/2 SEC 1-T2S-R25W	2/19/2007	2/19/2015	3+5YR	320	320	147A	655
SR-NORCATUR-24	A & N FARMS, INC.	ACT	KS	NORTON	36	1S	25W	S/2SE/4 & W/2 SEC 36-T1S-R25W	2/19/2007	2/19/2015	3+5YR	400	400	147A	647
SR-NORCATUR-25	LONG BRANCH PROPERTIES	ACT	KS	NORTON	13	2S	25W	NW/4 SEC 13-T2S-R25W	2/19/2007	2/19/2015	3+5YR	160	160	147A	667
SR-PRAIRIEDOG-1	JUENEMANN TRUSTS, L. & M.	ACT	KS	NORTON	5,8	3S	24W	SE/4 SEC 5-T3S-R24W;SW/4 & NW/4 SEC 8-T3S-R24W	2/19/2007	2/19/2015	3+5YR	480	480	148A	12
SR-PRAIRIEDOG-2	BOHL FARMS, LC	ACT	KS	NORTON	30	2S	24W	SE/4 & SW/4 SEC 30-T2S-R24W	2/19/2007	2/19/2015	3+5YR	320	320	147A	653
SR-PRAIRIEDOG-3	JUENEMANN, INC.	ACT	KS	NORTON	6	3S	24W	SW/4 SEC 6-T3S-R24W	2/19/2007	2/19/2015	3+5YR	160	160	148A	24
SR-PRAIRIEDOG-4	MCCHESNEY, ROBERT D.	ACT	KS	NORTON	6,7	3S	24W	NE/4 SEC 6-T3S-R24W;NE/4 SEC 7-T3S-R24W	2/19/2007	2/19/2015	3+5YR	320	106.66	148A	15
SR-PRAIRED-4A	MCCHESNEY, RICHARD & GLOR	ACT	KS	NORTON	6,7	3S	24W	NE/4 SEC 6-T3S-R24W;NE/4 SEC 7-T3S-R24W	2/19/2007	2/19/2015	3+5YR	320	106.66	148A	17
SR-PRAIRED-4B	MCCHESNEY, TERRY KAY	ACT	KS	NORTON	6,7	3S	24W	NE/4 SEC 6-T3S-R24W;NE/4 SEC 7-T3S-R24W	2/19/2007	2/19/2015	3+5YR	320	106.67	148A	15
SR-PRAIRIEDOG-5	WOODYARD, MARY KAY & JACK	ACT	KS	NORTON	32	2S	24W	NW/4 & W/2NE/4 SEC 32-T2S-R24W	3/1/2007	3/1/2015	3+5YR	240	120	148A	118
SR-PRAIRIEDOG-6	FOLEY, DUAINE & WOODYARD	ACT	KS	NORTON	29	2S	24W	SW/4 SEC 29-T2S-R24W	3/1/2007	3/1/2015	3+5YR	160	80	148A	116
SR-PRAIRIEDOG-7	FOLEY, DUAINE & WOODYARD	ACT	KS	NORTON	32	2S	24W	S/2 SEC 32-T2S-R24W	3/1/2007	3/1/2015	3+5YR	320	160	148A	114
SR-PRAIRIEDOG7A	REEVES, JOANNE & DALE	ACT	KS	NORTON	32	2S	24W	S/2 SEC 32-T2S-R24W	3/1/2007	3/1/2015	3+5YR	320	160	148A	112
SR-PRAIRIEDOG-8	WOODYARD, MARY K & FOLEY	ACT	KS	NORTON	29,32	2S	24W	SE/4 SEC 29-T2S-R24W;E/2NE/4 SEC 32-T2S-R24W	3/1/2007	3/1/2015	3+5YR	240	120	148A	108
SR-PRAIRIEDOG8A	REEVES, JOANNE & DALE	ACT	KS	NORTON	29,32	2S	24W	SE/4 SEC 29-T2S-R24W;E/2NE/4 SEC 32-T2S-R24W	3/1/2007	3/1/2015	3+5YR	240	120	148A	110
SR-PRAIRIEDOG-9	RULE, VERLE & ALETHA M.	ACT	KS	NORTON	31,6	2,3	24W	NE/4 & SE/4 SEC 31-T2S-R24W;SE/4 SEC 6-T3S-R24W	2/19/2007	2/19/2015	3+5YR	470	470	147A	651
SR-PRAIRED10	HILLEBRAND, RICHARD & SUE	ACT	KS	NORTON	6	3S	24W	NW/4 SEC 6-T3S-R24W	2/19/2007	2/19/2015	3+5YR	160	160	148A	22
SR-PRAIRED11	TWEED, JOHN C. & JOANN	ACT	KS	NORTON	7	3S	24W	SE/4 SEC 7-T3S-R24W	2/19/2007	2/19/2015	3+5YR	160	160	148A	26
SR-PRAIRED12	SCHLOSSER, CURTIS & REBEC	ACT	KS	NORTON	7	3S	24W	NW/4 SEC 7-T3S-R24W	2/19/2007	2/19/2015	3+5YR	160	160	148A	28
SR-PRAIRED13	FELD, JULIUS & ALICE	ACT	KS	NORTON	5	3S	24W	NE/4 SEC 5-T3S-R24W	2/19/2007	2/19/2015	3+5YR	160	160	148A	10
SR-PRAIRED14	REEVES, JOANNE & DALE	ACT	KS	NORTON	32,29	2S	24W	NW/4 SEC 32-T2S-R24W;SW/4 SEC 29-T2S-R24W	3/1/2007	3/1/2015	3+5YR	400	200	148A	120
SR-PRAIRIEDOG15	GOSS, LEOTA	ACT	KS	NORTON	5	3S	24W	SW/4 SEC 5-T3S-R24W	4/26/2010	4/26/2013	3 YR	160	160	165A	51
SR-PRAIRIEDOG16	RULE, ALETHA M.	ACT	KS	NORTON	8	3S	24W	NE/4 SEC 8-T3S-R24W	4/22/2010	4/22/2013	3 YR	160	160	165A	48
SR-PRAIRIEDOG17	CATO, STEPHEN & JACKLYN	ACT	KS	NORTON	7	3S	24W	SW/4 SEC 7-T3S-R24W	4/27/2010	4/27/2013	3 YR	160	160	165A	317
SR-PRAIRIEDOG18	THIELE, LYNN D. & DEBRA J.	ACT	KS	NORTON	29	2S	24W	S/2NE/4 & N/2NE/4 SEC 29-T2S-R24W	4/26/2010	4/26/2013	3 YR	160	160	165A	46
SR-PRAIRIEDOG19	HEATON, ROBERT M REV TR	ACT	KS	NORTON	5	3S	24W	NW/4 SEC 5-T3S-R24W	4/28/2010	4/28/2013	3 YR	160	160	165A	319
													12,829.99		

Exhibit B

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (the "Escrow Agreement") is made and entered into this ___ day of April, 2012, by and between the parties signing below as Sellers (the "Seller") and **CIRCLE STAR ENERGY CORP.**, a Nevada Corporation (the "Purchaser"), and **COMMUNITY BANK OF THE MIDWEST**, P.O. Box 424 Ness City, KS 67560 , as escrow agent (the "Escrow Agent").

WITNESSETH:

WHEREAS, Seller and Purchaser have entered into a certain Purchase and Sale Agreement dated on an even date herewith (the "Purchase Agreement"), pursuant to which Seller agreed to sell, and Purchaser agreed to purchase, all of Seller's right, title and working interests in and to Leaseholds;

WHEREAS, the Purchase Agreement provides that Purchaser shall wire the Escrow Fund to the Escrow Agent on or before the Closing Date;

WHEREAS, Escrow Agent has agreed to act as escrow agent pursuant to the terms of this Agreement.

NOW, THEREFORE, in consideration of the mutual terms, conditions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings assigned to them in the Purchase Agreement.

2. Appointment of Escrow Agent. Purchaser and Seller hereby appoint and designate Escrow Agent as the escrow agent for the purposes herein set forth and Escrow Agent hereby accepts such appointment on the terms and conditions herein set forth. The Escrow Agent hereby agrees to act as a custodian for the Escrow Fund and to hold and distribute the Escrow Fund and lease assignments in accordance with the terms of this Agreement. Seller agrees to pay Escrow Agent's fees incurred when performing his duties under this Escrow Agreement (the "Escrow Fee"). The Escrow Fee will be $500.00.

3. Formation of Escrow. Pursuant to the Purchase Agreement, Purchaser shall wire or cause to wire the Escrow Fund to the Escrow Agent on or before the Closing Date. The Escrow Fund shall be held by the Escrow Agent and distributed in accordance with this Escrow Agreement.

4. Transfer Documents. Pursuant to the Purchase Agreement, Seller shall deliver to Escrow Agent the Transfer Documents on or before the Closing Date. The Transfer Documents shall be held by the Escrow Agent and released in accordance with this Escrow Agreement. The Transfer Documents will be the original executed lease assignments from the Seller.

5. Release of Escrow Fund and Transfer Documents.Upon receiving the Escrow Fund and the Transfer Documents, Escrow Agent shall take the following actions: (i) release and disburse the Escrow Fund to **BlueRidge Petroleum Corporation**; and (ii) Deliver or cause to be delivered to Purchaser or Purchaser's designee the Transfer Documents.

6. Termination of Escrow. In addition to any other reason set forth in this Escrow Agreement, this Escrow Agreement shall terminate upon the earlier to occur of (a) the release of the Escrow Fund and Transfer Documents pursuant to Section 5 of this Escrow Agreement, (b) Seller's failure to deliver the Transfer Documents to Escrow Agent on or before the Closing Date, or (c) Purchaser's failure to wire or cause to be wired the Escrow Fund to Escrow Agent on or before the Closing Date. If the Escrow Fund is within Escrow Agent's possession or custody and Seller fails to deliver the Transfer Documents on or before the Closing Date, Escrow Agent shall release the Escrow Fund to the Purchaser. If the Transfer Documents are within Escrow Agent's possession or custody and Purchaser fails to wire or cause to be wired the Escrow Fund in full on or before the Closing Date, Escrow Agent shall return the Transfer Documents to the Seller.

7. Limited Liability of Escrow Agent

(a) Duties Limited. The duties of Escrow Agent hereunder shall be entirely administrative and not discretionary and Escrow Agent does not and will not have any interest in the Escrow Fund, except as a custodian with respect thereto. Escrow Agent's duties shall be limited to those expressly set forth herein.

(b) Reliance. Escrow Agent may rely upon, and shall be protected when acting upon any written notice, request, or other document specifically provided for in this Escrow Agreement or the Purchase Agreement, not only as to the due execution, validity and effectiveness thereof but also as to the truth and accuracy of the information contained therein.

(c) No Liability. Escrow Agent shall not be liable or responsible for any actions taken by it in good faith. Escrow Agent's duties and responsibilities are that of a custodian of the Escrow Fund. Escrow Agent shall have no liability to Seller, Purchaser or any third party as a result of any acts taken or omissions made by Escrow Agent in the performance of his duties hereunder. Except as provided in this Escrow Agreement, Escrow Agent shall not be bound by any notice of, or demand with respect to, any waiver, modification, amendment, termination, or rescission of the provisions of this Escrow Agreement unless such notice or demand is received by Escrow Agent in writing (including email), which may be in several counterparts.

(d) Indemnification of Escrow Agent. Escrow Agent shall in no event be liable for the failure of any of the conditions of this Escrow Agreement, Purchase Agreement or damages caused by the exercise of his administrative duties hereunder or for any other reason and shall in no event be liable to make any payment thereof, except as specifically set forth in this Escrow Agreement. Escrow Agent may choose and consult with legal counsel with respect to any matter relating to the performance of this Escrow Agreement, and Purchaser and Seller jointly and severally agree to pay the fees of such counsel. Purchaser and Seller hereby jointly and severally agree to indemnify and hold harmless Escrow Agent from any and all claims, liabilities, losses, expenses, actions, suits, or proceedings at law, or in equity, or any other expenses, fees or charges of any character or nature whatsoever, which it may incur by reason of acting as escrow agent under this Escrow Agreement.

8. Resignation of Escrow Agent. Escrow Agent may resign upon fourteen (14) days prior written notice to the parties to this Escrow Agreement. Upon the appointment of a successor escrow agent by Seller and Purchaser, Escrow Agent shall deliver the Escrow Fund to the successor escrow agent. Purchaser and Seller jointly and severally agree to pay the fees of such successor escrow agent. If a successor escrow agent has not been appointed within a fourteen (14) day period after such notice of resignation, Escrow Agent shall return the Escrow Fund to Purchaser and the Transfer Documents to Seller, if within Escrow Agent's possession or custody, and this Escrow Agreement shall terminate.

9. Limited Obligations. It is hereby recognized and agreed that Escrow Agent shall not be obligated to take any action which is not specifically set forth herein. In the event of any disagreement or dispute concerning the validity or interpretation of any condition of this Escrow Agreement, Escrow Agent shall be empowered to submit the dispute to a court of competent jurisdiction for resolution. In such event, Escrow Agent shall be relieved of any other and further liability under this Escrow Agreement.

10. General.

(a) Governing Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Kansas.

(b) Consent to Jurisdiction and Venue. The parties hereto agree that any action arising out of this Escrow Agreement shall be brought in the state or federal courts located in Kansas.

(c) Notices. All notices, requests, demands and other communications required or permitted under this Escrow Agreement shall be deemed to have been duly given and received when delivered to the following addresses:

TO SELLER:

BlueRidge Petroleum Corporation

Jonathan Allen
President
P.O. Box 1913
Enid, OK 73702-1913
Bus: (580) 242-3732
Email: jallen@blueridgepetroleum.com

TO PURCHASER:

Circle Star Energy Corporation

Jeff Johnson
Chief Executive Officer
7065 Confederate Park Road
Suite 102
Fort Worth, TX 76108
Bus: (817) 404-9227
Email: fortworthoil@gmail.com

TO ESCROW AGENT:

Any party hereto may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section 1 (c).

(d) Binding Effect. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(e) Entire Agreement. This Escrow Agreement and any reference to the Purchase Agreement contain the entire understanding among the parties with respect to the subject matter hereof. No amendment or waiver of this Escrow Agreement shall be binding unless executed in writing by all of the parties hereto.

(f) Section Headings. The section headings in this Escrow Agreement are for convenience only and shall not limit or control the meaning of any provisions of this Escrow Agreement.

(g) Counterparts. This Escrow Agreement may be executed in several counterparts, each of which when so executed shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Escrow Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Escrow Agreement. Any party delivering an executed counterpart of this Escrow Agreement by facsimile also shall deliver a manually executed counterpart of this Escrow Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Escrow Agreement.

(h) Assignment. Except as provided herein, the rights and obligations of the parties under this Escrow Agreement shall not be assigned to any person or entity, without the prior written consent of the other parties hereto.

(I) Third Party Beneficiary. This Escrow Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Escrow Agreement, express or implied, is intended to confer upon any person other than the parties hereto, or their successor or permitted assigns, any rights or remedies or by reason of this Escrow Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the date first above written.

PURCHASER:

CIRCLE STAR ENERGY CORP.
A Nevada Corporation

By: \[signature\] Date: 4.17.2012
Jeff Johnson, CEO

SELLER:

BLUERIDGE PETROLEUM CORP.
A Colorado Corporation

By: ______________________ Date: ______________
Jonathan Allen, President

Walter F. Brown
900 N.E. Loop 410, Suite A-107
San Antonio, TX 78209

By: ______________________ Date: ______________
Walter F. Brown

Kirk T. and/or Rebecca L. Rundle as JTRS
Reflection Plaza
7340 West 21st Street, Suite 100,
Wichita, KS 67205

By: ______________________________ Date: ______________________
Kirk T. and/or Rebecca L. Rundle as JTRS

G. Jeff Mowry & Marsha S. Mowry Trust dated July 9, 2007
P.O. Box 17078
Fountain Hills, AZ 85269

By: ______________________________ Date: ______________________
G. Jeff Mowry, Trustee

By: ______________________________ Date: ______________________
Marsha S. Mowry, Trustee

Harold C. Porter Living Trust dated 12/13/2004
9915 West 21st Street North, Suite B
Wichita, KS 67205

By: ______________________________ Date: ______________________
Bobbie D. Porter, Trustee

Bobbie D. Porter Living Trust dated December 13, 2004
9915 West 21st Street North, Suite B
Wichita, KS 67205

By: ______________________________ Date: ______________________
Bobbie D. Porter, Trustee

Porter Oil Properties, LLC
9915 West 21st Street North, Suite B
Wichita, KS 67205

By: ______________________________ Date: ______________________
Bobbie D. Porter, Member

IA Operating, Inc.
9915 West 21st Street North, Suite B
Wichita, KS 67205

By: ______________________________ Date: ______________________
Bobbie D. Porter, Member

Swann Resources, Inc.
12021 West Autumn Ridge Court
Wichita, KS 67235

By: ______________________________ Date: ______________________
Robert D. Swann, President

ESCROW AGENT:

Community Bank of the Midwest
P.O. Box 424
Ness City, KS 67560

By______________________________ Date: ______________________

Exhibit C

ASSIGNMENT OF OIL AND GAS LEASES

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, **BLUERIDGE PETROLEUM CORPORATION**, whose mailing address is P.O. Box 1913, Enid, OK 73702-1913 (the "Assignor") for and in consideration of good and valuable considerations, the receipt whereof is hereby acknowledged, does hereby sell, transfer, convey and assign, without warranty of title, either expressed or implied, unto **CIRCLE STAR ENERGY CORP.**, whose mailing address is 7065 Confederate Park Road, Suite 102, Fort Worth, TX 76108 (the "Assignee"), all of Assignor's right, title and working interest in and to those certain oil and gas leases (the "Leases"), containing 42,467 acres, more or less, situated in Rawlins (17,168 acres), Sheridan (12,518 acres), and Graham (12,781 acres) Counties, Kansas, being the Leases described on **Exhibit A** attached hereto and made a part hereof, representing 100% working interest and no less than an 81.25% net revenue interest.

Further the aforesaid overriding royalty interest shall be binding upon and be applicable to any extensions, renewals, or any top or new oil and gas lease acquired by Assignee, its affiliates, related entities, successor or assigns covering said lands subject to any of the Leases, within two (2) years after the expiration, cancellation or termination of any of the Leases. Such overriding royalty interest shall not be reduced, diluted, or otherwise affected as a result of the unitization, consolidation or pooling of any lands covered by this Assignment with any other lands; provided, however, should the net revenue interest under any of the Leases be less than 81.25%, the overriding royalty interest reserved above shall be reduced by such percentage as is necessary so that the net revenue interest equals 81.25%. Further, if any oil and gas lease covers less than 100% of the mineral estate or should it be determined that the Assignor's interest in the Lease is less than 100%, then the overriding royalty interest shall be reduced proportionately.

Assignee hereby agrees to be bound by and fulfill all of the terms, conditions, limitations and covenants incorporated in the Leases and assumes and agrees to pay, perform or carry, as the case may be, its proportionate part of any existing royalties, overriding royalties, rentals, payments out of or with respect to production, and all other leasehold burdens and encumbrances of record as of the date hereof to the extent of Assignee's proportionate working interest.

This Assignment is made with full substitution and subrogation of Assignee in and to all representations and warranties of every kind and character heretofore given or made to Assignor and Assignor's predecessors in title by others with respect to the Lease herein assigned.

Assignee hereby agrees to indemnify and hold Assignor safe and harmless from and against any or all loss, cost, including reasonable attorney fees, liabilities, damages, actions, claims or obligations resulting from Assignee's actions, operations or the exercise of any rights assumed in connection therewith, including all governmental rules and regulations, in connection with the lands covered under the Lease, extensions thereof, or renewals, thereto, or any covenants incorporated therein.

The rights of either party hereto may be assigned in whole or in part. This Assignment and its terms, conditions and stipulations shall be binding on Assignee and Assignor and shall extend to and be binding upon their respective successors and/or assigns.

This Assignment is being executed and recorded in counterpart by the Assignors who collectively own the working interest in the subject leases.

IN WITNESS WHEREOF, the undersigned have set their hands this 17th day of April, 2012.

Assignee:	Assignor:
CIRCLE STAR ENERGY CORP. a Nevada Corporation	**BLUERIDGE PETROLEUM CORP.** a Colorado Corporation
By: ______________________ Jeff Johnson, CEO	By: ______________________ Jonathan Allen, President

CORPORATE ACKNOWLEDGMENTS

Renee Traghella
My Commission Expires
09/10/2014

STATE OF Texas :
: SS:
COUNTY OF Tarrant :

The foregoing instrument was acknowledged before me this 17 day of April 2012, by **Jeff Johnson**, CEO of Circle Star Energy Corp., a Nevada corporation, on behalf of said entity.

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Notary Public

My appointment expires:

STATE OF ______________ :
: SS:
COUNTY OF ______________ :

The foregoing instrument was acknowledged before me this ____ day of ____________ 2012, by **Jonathan Allen**, President of BlueRidge Petroleum Corporation, a Colorado Corporation, on behalf of said entity.

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Notary Public

My appointment expires: